Exhibit 10.4

Execution Version

REVENUE LOAN AND SECURITY AGREEMENT

THIS REVENUE LOAN AND SECURITY AGREEMENT (as amended from time to time, this “Agreement”) is made as of July 1, 2015 (the “Effective Date”), by and among:

T1VISIONS, INC., a Delaware corporation,

10430 Harris Oaks Boulevard, Suite F

Charlotte, North Carolina 28269

(the “Company”),

and

DECATHLON ALPHA II, L.P., a Delaware limited partnership,

1389 Center Drive, Suite 200

Park City, Utah 84098

(the “Lender”).

BACKGROUND

Company wishes to borrow from Lender and Lender wishes to lend to Company up to the Revenue Loan Amount as defined below on the terms and conditions of this Agreement. In connection with and as a material inducement to Lender to lend the Revenue Loan Amount to the Company, the Company desires to make certain representations and warranties to Lender.

AGREEMENT

The parties hereby agree as follows:

ARTICLE 1

DEFINITIONS AND ACCOUNTING PRINCIPLES

1.1 Definitions. Capitalized words and phrases used in this Agreement but not otherwise defined herein have the definitions given in Article 11.

1.2 Accounting Principles. The character or amount of any asset, liability, capital account or reserve and of any item of income or expense required to be determined pursuant to this Agreement, and any consolidation or other accounting computation required to be made pursuant to this Agreement, and the construction of any definition in this Agreement containing a financial term, shall be determined or made, as the case may be, in accordance with United States generally accepted accounting principles, to the extent applicable, unless such principles are inconsistent with the express requirements of this Agreement.

ARTICLE 2

ADVANCE, INTEREST AND PAYMENTS

2.1 Revenue Loan Advance. Upon the terms and subject to the conditions of this Agreement:

2.1.1 Initial Advance. Lender will make the Initial Advance to the Company on the date of Closing.

2.1.2 Subsequent Advance. Any time beginning fifteen (15) days prior to an AdvanceP eriod through the end of such Advance Period as set forth on Schedule 2.1.2, Company may by delivering to Lender an Advance Request in the form provided by Lender to Company (“Advance Request”) request one or more Subsequent Advances in accordance with the Schedule 2.1.2 up to a maximum for all Advances equal to the Revenue Loan Amount. Within fifteen (15) business days of such receipt of an Advance Request, Lender shall advance to Company the requested amount if (i) the amount of all Advances previously advanced to Company by Lender plus the new Advance so requested does not exceed the Revenue Loan Amount, (ii) the amount of all previous Subsequent Advances plus the new Advance so requested does not exceed the amount of Subsequent Advances permitted as shown on Schedule 2.1.2 for the applicable Advance Period, (iii) no Event of Default has occurred, (iv) Company provides Lender with a Certificate of Perfection together with the Advance Request, (v) all representations and warranties of Company in Article 3 are true as of the date of each Subsequent Advance, and (vi) the requested advance is at least $100,000 (or the remaining amount of the available Subsequent Advances, if less than $100,000 in availability remains). Contemporaneously with each Subsequent Advance, Company shall deliver to Lender a certificate signed on behalf of the Company by the Key Person (or other officer of Company acceptable to Lender) confirming that no Event of Default has occurred and that all representations and warranties of Company in Article 3 are true as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date). Lender may, in its sole discretion, waive or modify any one or more of such conditions to any Subsequent Advance.

2.1.3 Not a Revolving Facility. Company acknowledges and agrees that the credit facility granted hereunder is a multiple advance facility, but is not a revolving facility, and Company may not borrow, repay and re-borrow Advances.

2.2 Interest. Interest on the Outstanding Advance Balance shall accrue from and after the date of Closing at such rate as is necessary to generate the greater of (x) the IRR Target or (y) an amount equal to the Minimum Interest (the “Interest”), provided, however, in no case shall such rate exceed the maximum rate allowable under applicable law. For purposes of calculating the amount of Interest deemed to be paid and the related income and deduction on the Advances made by Lender to the Company, the Company shall use the IRR Target.

2.3 Promise to Pay. Company promises to pay to the order of Lender, or its assigns in lawful money of the United States of America, for application against the Outstanding Advance Balance, together with the Interest as follows (with all payments to be applied first to expenses incurred by the Lender, then to accrued interest, and finally to principal; and the Lender shall enter in its records payments made by Company, and such records shall be deemed conclusive evidence of the subject matter thereof unless proven otherwise):

2.3.1  Maturity. The Outstanding Advance Balance and accrued but unpaid Interest shall be immediately due and payable on demand on, or any time following, the Maturity Date.

2.3.2  Monthly Payments. Commencing on the Payment Commencement Date and continuing thereafter until maturity or earlier prepayment in full, Company shall pay to Lender, on the 15th day of each month (or the next business day if such date is not a business day) by wire transfer or Automated Clearing House (ACH) transfer to the Lender Account described on Schedule 2.3.2(a) an amount equal to the product of (x) all Revenue for the immediately preceding month multiplied by (y) the Applicable Revenue Percentage. Also on the 15th day of each month (or the next business day if such date is not a business day), Company shall accurately and fully complete and submit Lender’s online financial data questionnaire (each, a “Monthly Questionnaire”). For each time the Company fails to submit a Monthly Questionnaire within 30 days after the date on which such Monthly Questionnaire is due, the Company will automatically, and without notice from the Lender, be assessed a $500 service charge and each such service charge will bear interest at the rate set forth in Section 12.7 from the date such service charge arises (i.e., 30 days after the due date of the questionnaire). A pro-forma payment schedule that is based on the Company’s financial projections is attached as Schedule 2.3.2(b).

2.3.3  Determination of Applicable Revenue Percentage. Beginning on December 31, 2015, and on each subsequent December 31 during the term of this Agreement (each, a “Test Date”), the Applicable Revenue Percentage will be determined for the following twelve-month period by reference to whether the Company has met the Adjustment Criteria. The Company will be deemed to have met the “Adjustment Criteria” if the Company achieves aggregate Revenue equal to at least 60% of the Company’s projected Revenue as set forth in Schedule 2.3.2(b) for any 12-month period ending on December 31 during the term of this Agreement (provided, that for the year in which this Agreement is executed, such period shall be the period from the Effective Date through December 31 of the year of the Effective Date). If on the applicable Test Date the Company has met the Adjustment Criteria, the Applicable Revenue Percentage for the twelve-month period beginning on the day immediately following such Test Date and ending on the following Test Date (inclusive) will be equal to the Original Revenue Percentage. If on the applicable Test Date the Company has not met the Adjustment Criteria, the Applicable Revenue Percentage for the twelve-month period beginning on the day immediately following such Test Date and ending on the following Test Date (inclusive) will be equal to the Adjusted Revenue Percentage. On any Test Date, Decathlon may waive the Adjustment Criteria and apply the Original Revenue Percentage for the applicable twelve-month period at its sole and absolute discretion. In addition, following expiration of the time of the Advance Period, the Applicable Revenue Percentage will be adjusted in proportion to the amount actually requested and received by the Company in Subsequent Advances, such that the Applicable Revenue Percentage will equal the product of (i) the Original Revenue Percentage or the Adjusted Revenue Percentage (whichever applies at the time), times (ii) the quotient of (x) the Outstanding Advance Balance, divided by (y) the Revenue Loan Amount. By way of example only, if the Company drew a total of $100,000 in Subsequent Advances such that the Outstanding Advance Balance equaled $600,000 upon expiration of the time of the Advance Period, the Applicable Revenue Percentage would be reduced by 20% from 0.50% to 0.40% during any period when the Original Revenue Percentage was in effect and from 1.00% to 0.80% during any period when the the Adjusted Revenue Percentage was in effect. All adjustments to the Applicable Revenue Percentage pursuant to this Section 2.3.3 will be applied prospectively and will not result in a retroactive adjustment to any monthly payment.

2.3.4 Prepayment. The Company may at its option prepay the outstanding principal balance and accrued but unpaid Interest on any business day without penalty or fees but subject to payment of the Minimum Interest.

2.3.5 Termination of Payment Obligation. The payment obligation shall terminate upon Lender receiving payments from Company equal to the Outstanding Advance Balance, plus the Interest and all other amounts due pursuant to this Agreement.

2.4 Security Interest. Company hereby assigns and grants to Lender, a continuing security interest in all of its right, title and interest in and to the Collateral, subject to Permitted Liens. Upon indefeasible payment in full of the Obligations and termination of the Lender’s obligation to make Advances hereunder, the Lender shall promptly release such security interest; and, in each case, in connection with any such release or termination, Lender will execute and deliver to Company, at Company’s sole cost and expense, such documents and instruments evidencing such release or termination as Company may reasonably request and will assign, transfer and deliver to Company such of the Collateral as may then be in the possession of Lender (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession). Company hereby authorizes Lender to take all such actions as are reasonably necessary to, in Lender’s sole discretion, perfect its security interest in the Collateral, including the filing of such financing statements and amendments and continuations thereof as may be useful in order to perfect such security interest and, if any Collateral is covered by a certificate of title, Company will from time to time upon request of Lender execute such documents as may be required to have such security interest properly noted on a certificate of title. In addition, Company authorizes Lender to file, from time to time, (and reaffirms its authorization of the filing of any financing statements filed prior to the date of this Agreement) such financing statements against the Collateral described as “all assets” or the like as Lender reasonably deems necessary or useful to perfect such security interest. The security interest granted to Lender is subordinate to the Senior Indebtedness.

2.5 Revival and Reinstatement of Indebtedness. If the payment of all or any part of the Obligations by Company or the transfer to Lender of any Collateral or other property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights (a “Voidable Transfer”), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the advice of its counsel, then the amount of such Voidable Transfer or the amount of such Voidable Transfer that Lender is required or elects to repay or restore, including all reasonable costs, expenses and attorneys’ fees incurred by Lender in connection therewith, and the Obligations shall automatically be revived, reinstated and restored by such amount and shall exist as though such Voidable Transfer had never been made.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

As a material inducement to Lender to enter into this Agreement and to make one or more Advances to Company, Company represents and warrants as follows (and to the extent Company has any Subsidiaries, each reference to Company in this Article 3 shall also mean and be a reference to each such Subsidiary):

3.1 Organization, Good Standing and Qualification. Company is duly organized, validly existing and in good standing under the laws of the state of its organization. Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. Company has all required power and authority necessary to own and operate its property, to carry on its business as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

3.2 Subsidiaries. Other than as described on Schedule 3.2 hereto, Company does not presently own or control, directly or indirectly, or hold any rights to acquire, any interest in any other entity. Company is not a participant in any joint venture, partnership or similar arrangement.

3.3 Authorization. All action necessary on the part of Company, its officers, directors and members, for the authorization, execution and delivery of the Transaction Documents, the performance of all Obligations of Company hereunder and thereunder has been taken or will be taken prior to the Closing. The Transaction Documents and all other agreements contemplated thereby to which Company is a party constitute valid and legally binding obligations of Company, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) to the extent the indemnification provisions may be limited by applicable laws.

3.4 Litigation. Except as disclosed on Schedule 3.4, there is no action, suit, proceeding or investigation pending or, to Company’s knowledge, threatened against Company. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or, to Company’s knowledge, threatened involving the prior employment of any of Company’s employees or their obligations under any agreements with prior employers. Company is not subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. Except as disclosed on Schedule 3.4, there is no action, suit, proceeding or investigation by Company currently pending or that Company intends to initiate.

3.5 Compliance with Other Instruments. Except as disclosed on Schedule 3.5, Company is not: (i) in violation of or default under any provision of its organizational documents, as amended, (ii) to its knowledge in violation of or default under, in any Material respect, any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or (iii) to its knowledge in violation of or default under, in any Material respect, any provision of any federal or state statute, rule or regulation applicable to Company. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation, or be in Material conflict with or constitute, with or without the passage of time and giving of notice, either a Material default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of Company or the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to Company, its business or operations or any of its assets or properties, other than the security interests arising under the Transaction Documents.

3.6 Related-Party Transactions. Except as set forth on Schedule 3.6, no employee, member, officer or director of Company or member of his or her immediate family is indebted to Company, nor is Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To Company’s knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which Company is affiliated or with which Company has a business relationship, or any firm or corporation that competes with Company, except that employees, shareholders, officers or directors of Company and members of their immediate families may own up to two percent (2%) of the outstanding stock of one publicly traded company that may compete with Company.

3.7 Financial Statements. The financial statements for the Company’s most recently completed fiscal year and year-to-date for the current year as of the most recently ended month are hereto attached as Schedule 3.7 fairly present in all Material respects Company’s operating results and financial conditions as of dates and for the periods indicated therein. As of the dates of such financial statements, Company did not have any Material obligation, contingent liability, liability for taxes or long-term lease obligation which is not reflected in such financial statements or the notes thereto. Since the date of such financial statements: (i) Company has operated its businesses only in the ordinary course; (ii) there has not been individually or in the aggregate any change that would reasonably be expected to result in a Material Adverse Effect, other than changes set forth in Schedule 3.7; (iii) Company has not guaranteed any Indebtedness of any other Person; (iv) Company does not have any Indebtedness for borrowed money other than pursuant to this Agreement and as set forth on Schedule 3.7; and (v) no event has occurred that would reasonably be expected to have a Material Adverse Effect. The Company is not insolvent.

3.8 Tax Returns; Taxes. Except as set forth on Schedule 3.8, Company has filed all tax returns and reports (including information returns and reports) as required by law. These returns and reports are true and correct in all Material respects. Company has paid all taxes (including payroll taxes) and other assessments due, except those contested by it in good faith and for which adequate reserves have been established.

3.9 Permits. Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business the lack of which would have a Material Adverse Effect, and Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. Company is not in default in any Material respect under any of such franchises, permits, licenses or other similar authority.

3.10 Compliance with Laws. Company, the operation of its business and all premises controlled by Company are in Material compliance with all applicable laws and orders or directives of any governmental authorities having jurisdiction over Company, its properties or operations, except where the failure to comply would not reasonably be expected to have a Material Adverse Effect. Company has not received any citation, directive, letter or other communication, written or oral, or any notice of any proceeding, claim, lawsuit or investigation, from any Person arising out of Company’s ownership or occupation of its premises or the conduct of its operations.

3.11 Disclosure. Company has provided Lender with all the information available to Company that Lender has requested for deciding whether to make Advances. To the best of Company’s knowledge, neither this Agreement (including all the exhibits attached hereto) nor any certificates delivered in connection herewith contains any untrue statement of a Material fact or omits to state a Material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made.

3.12 Title to Property and Assets. Except as set forth in Schedule 3.12 to this Agreement, the property and assets owned by Company are owned solely by Company free and clear of all mortgages, liens, loans and encumbrances, except for Permitted Liens. With respect to Company’s leased property and assets, Company is in compliance with the applicable leases in all Material respects and, to the best of Company’s knowledge, it holds valid leasehold. There are no financing statements reflecting the perfection of any security interest in favor of any creditor other than the Lender covering all or any part of Company’s assets in existence or on file in any public office other than those representing the Permitted Liens.

3.13 Name and Location of Company. Company’s legal name, state of organization, entity type, as well as the location of the executive office of Company are set forth on the first page of this Agreement. Company maintains all of its books and records regarding its assets at its chief executive office. Company has such business and financial experience as is necessary to enable it to protect its interests in connection with the transactions contemplated by this Agreement.

3.14 Collateral. Except as set forth in Schedule 3.14, (i) the Company has full power and authority to create a lien (subject to Permitted Liens) on the Collateral pursuant to this Agreement and no disability or contractual obligation exists that would prohibit the Company from pledging the Collateral pursuant to this Agreement, (ii) there are no subscriptions, warrants, rights of first refusal, or other restrictions on transfer relative to, or options exercisable with respect to the Collateral (iii) the Collateral is not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and the Company knows of no reasonable grounds for the institution of any such proceedings, (iv) the Collateral consisting of equipment and inventory is in good operating condition and repair, subject to ordinary wear and tear, and the Company has made all economically reasonable and necessary repairs thereto, and (v) the Collateral consisting of the Company’s inventory is of good and marketable quality, free from defects, except for inventory for which adequate reserves have been made in accordance with GAAP.

3.15 Intellectual Property. The Company owns, or is a licensee thereof, of all intellectual property rights used in or necessary for the conduct of its business, or operations as currently conducted and as proposed to be conducted, or as are Material to the condition (financial or otherwise), business, or operations of the Company.

ARTICLE 4
CLOSING

4.1 Closings. The closing of the Initial Advance pursuant to this Agreement (the “Closing”) shall take place by an electronic exchange of executed counterpart copies of this Agreement and the other Transaction Documents between counsel for Company and Lender. At the Closing, Company and Lender shall exchange signature pages to this Agreement, and Lender will thereafter make the Initial Advance. Lender shall also pay the Warrant purchase price pursuant to Article 9 to Company. Payments pursuant to this Section 4.1 shall be made by wire transfer and, in Lender’s sole discretion, are subject to off-set of Company’s Share of Transaction Costs.

4.2 Lender’s Conditions to Closing. Lender’s Advances pursuant to this Agreement are subject to the condition that on or before the Closing, Lender shall have received evidence of the following actions and or executed original copies of the following documents, in form and substance satisfactory to Lender:

4.2.1  a certificate that the Key Person Agreements remain in effect and have not been amended, terminated, superseded or otherwise modified;

4.2.2  a certificate from the Key Person certifying that all actions by Company necessary to authorize the execution, delivery and performance of the Transaction Documents have been taken, that no Event of Default has occurred, and that all representations and warranties of Company in Section 3 are true as of such date;

4.2.3 a Certificate of Perfection from Company in the form provided by Lender to Company;

4.2.4 a Warrant in the form attached as Exhibit A;

4.2.5 the Company Disclosure Schedules; and

4.2.6 a copy of the Company’s current operating budget including, without limitation, projected revenues, expenses, wages, and uses of loan proceeds, and if applicable, approved by Company’s governing body (e.g., board of directors, board of governors, managing members, general partner or the like) (the “Governing Body”).

4.3 Subsequent Closings. The closing of each Subsequent Advance pursuant to this Agreement, if any (each, a “Subsequent Closing”), shall take place by electronic exchange of documents deemed necessary by Lender in connection with such Subsequent Closing, including a Subsequent Closing certificate from the Key Person in form and substance satisfactory to Lender certifying that the conditions to the Subsequent Advance set forth in Section 2.1.2 have been satisfied and the Company shall execute and deliver to Lender any other agreement or document as reasonably requested by Lender to consummate the transactions contemplated by this Agreement in connection with such Subsequent Closing.

ARTICLE 5

AFFIRMATIVE COVENANTS

Unless otherwise agreed in writing by Lender, Company shall, so long as any of the Obligations remain unsatisfied, comply with the covenants in this Article 5 (and each reference to Company in this Article 5 shall mean and be a reference to Company and its Subsidiaries or any one or more of them).

5.1 Financial Information, etc. Upon request from Lender, Company will furnish to Lender copies of the following financial statements, reports and information:

5.1.1  as soon as available and in any event within six (6) months after the end of each calendar year of Company, a copy of its annual financial statements (balance sheet, cash flow statement and income statement), detailed on a monthly basis, which will be reviewed (or audited if the Company has its financial statements audited by the Company’s accounting firm) (the “Financial Statements”) and prepared in all Material respects, in accordance with generally accepted accounting principles, except for the presence of footnotes, as well as a complete version of Lender’s required annual operational survey;

5.1.2  as soon as available and in any event within thirty (30) days after the end of each quarter of each fiscal year of Company, a copy of Company’s quarterly Financial Statements from the beginning of such fiscal year to the end of such quarter, detailed on a monthly basis, prepared by the Company’s accounting firm, in all Material respects, in accordance with generally accepted accounting principles, except for the presence of footnotes and subject to normal year-end adjustments;

5.1.3 with each quarterly and annual financial statement or report required by Section5 .1.1 and 5.1.2, a certificate signed by the Chief Executive Officer of Company stating that, to the best of his or her knowledge after reasonable investigation, no Event of Default has occurred and is continuing, or if an Event of Default has occurred and is continuing, a statement of the nature thereof and the action which Company proposes to take with respect thereto;

5.1.4  copies of all reports that Company sends to all of its equity holders (as an equity holder) promptly after the sending or filing thereof;

5.1.5  within forty-five (45) days of the conclusion of each calendar year, Company’s annual operating and capital expenditure budgets and cash flow forecast for the following year presented on a monthly basis;

5.1.6  within five (5) days of receipt by, or delivery to, copies of all material notices to or from any other lender to Company;

5.1.7 within ten (10) days of filing with the applicable taxing authority, a copy of allt ax returns; and

5.1.8 such other information and financial reports with respect to the Collateral, theK ey Person and/or the financial condition and operations of Company as Lender may reasonably request, and, when so requested, Company will make available for inspection and copy by duly authorized representatives of Lender, any of Company’s books and records; and

5.1.9  as soon as available and in any event within fifteen (15) days after the end of each month, a copy of Company’s monthly Financial Statements as of the end of such month prepared by Company, in all Material respects, in accordance with generally accepted accounting principles, except for the omission of footnotes and subject to normal year-end adjustments.

5.2 Maintenance of Corporate Existence and Properties.

5.2.1  Company will at all times do or cause to be done all things necessary to maintain, preserve and renew its charter and its leases, privileges, franchises, qualifications and rights that are necessary or useful in the ordinary conduct of its business, and conduct its business as presently conducted in an orderly and efficient manner in accordance with good business practices;

5.2.2  Company will provide or cause to be provided for itself insurance against loss or damage of the kinds customarily insured against by businesses similarly situated, with reputable insurers, in such amounts, with such deductibles and by such methods as shall be adequate in the judgment of the Company’s Governing Body, and in any event in amounts not less than amounts generally maintained by other companies of similar size engaged in similar businesses;

5.2.3  Company will keep true books of records and accounts in which full and correct entries will be made of all its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with generally accepted accounting principles;

5.2.4  Company will comply in all Material respects with all applicable laws, statutes, rules, regulations, orders and restrictions in respect of the conduct of its business and the ownership of its properties, except such as are being contested in good faith and except where the failure to comply would not reasonably be expected to have a Material Adverse Effect.

5.3 Payment of Indebtedness, Taxes and Claims. Company will pay (i) its Indebtedness, the Obligations, and all other obligations promptly and in accordance with their terms; (ii) file all tax returns and reports which are required by law to be filed by it; (iii) pay before they become delinquent, all taxes (including payroll taxes), assessments and governmental charges and levies imposed upon it or its property, except for any such amounts which Company contests in good faith by appropriate proceedings and for which Company maintains adequate reserves; and (iv) pay all claims or demands of any kind (including but not limited to those of suppliers, mechanics, carriers, warehousemen, landlords and other like persons) which, if unpaid, might result in the creation of a lien upon its property other than a Permitted Lien.

5.4 [Reserved.]

5.5 Litigation and Other Notices. Company and/or Key Person shall furnish to Lender written notice of the following promptly after any officer of Company becomes aware of the same:

5.5.1  any Event of Default or the occurrence of any event or condition that would likely result in an Event of Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

5.5.2  the filing or commencement of, or receipt of notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any governmental authority, against Company which has had or would likely have a Material Adverse Effect on Company;

5.5.3 any development, event or condition affecting or relating to Company that in the reasonable judgment of Company has had, or might have, a Material Adverse Effect on Company; provided, however, notice for events which occur on a frequent basis may be aggregated into one monthly or quarterly notice as agreed upon in writing by the Lender; and

5.5.4 the issuance by any governmental authority of any injunction, order or decision, or the entry by Company into an agreement with any governmental agency, Materially restricting the business of Company or concerning any Material business practice of Company; provided, however, notices regarding regulatory changes will be provided only quarterly.

5.6 Inspection. Company shall permit Lender, at Lender’s expense, to visit and inspect Company’s properties; examine its books of account and records; and discuss Company’s affairs, finances, and accounts with its officers, during normal business hours of Company as may be reasonably requested by Lender; provided, however, that Company shall not be obligated pursuant to this Section 5.6 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to Company) or the disclosure of which would adversely affect the attorney-client privilege between Company and its counsel.

5.7 Audit Right.

5.7.1 Upon reasonable advance notice from Lender, Company shall once every twelve(12) months make its financial books and records available to Lender and its designated representatives for review and audit so that Lender may verify (i) the amount of payments made by Company to Lender and (ii) the aggregate Revenue. Lender shall provide the full written results of such review and audit to the Company within ten (10) days after the completion of such review and audit. In the event that a review and audit by Lender or its designated representatives results in a determination that the amounts that were paid to Lender are deficient or underpaid by less than ten percent (10%), Company shall pay to Lender the amount unpaid plus interest at the rate of one percent (1%) per month on the amount unpaid, but Lender shall bear all of the costs, fees and expenses incurred by Lender as a result of the review and audit. In the event that a review and audit by Lender or its designated representatives results in a determination that the amounts that were paid to Lender are deficient or underpaid by ten percent (10%) or more, Company shall pay to Lender, in addition to the amount unpaid plus interest at the rate of one percent (1%) per month on the amount unpaid, all of the costs, fees and expenses incurred by Lender as a result of the review and audit.

5.7.2  Notwithstanding the foregoing, if the Company disputes or disagrees with any of the results of the Lender’s review and audit, the Company may deliver to Lender, within fifteen (15) days of its receipt of the written results of Lender’s review and audit, a written dispute notice of its specific objections to Lender’s review and audit (a “Dispute Notice”). Upon the delivery by the Company of a Dispute Notice, the Company and Lender shall in good faith, and in consultation with their respective accountants, work together to resolve all disputed issues set forth in such Dispute Notice. To the extent that the disputed items set forth in the Dispute Notice remain unresolved after twenty (20) business days following the receipt of the Dispute Notice, the Company and Lender shall submit such unresolved items to an accounting firm of national or regional reputation that is mutually agreed upon by the Company and Lender (the “Accountants”). If the issues in dispute are submitted to the Accountants for resolution: (i) the Company and Lender shall each furnish to the Accountants such documents and information relating to the disputed issues as the Accountants may reasonably request and are available to that party and shall be afforded the opportunity to present to the Accountants any material relating to the review and audit in question and to discuss such review and audit with the Accountants; (ii) the determination by the Accountants of the actual amounts that should have been paid to Lender during the period subject to review and audit (the “Settled Audit Amount.”), as set forth in a notice delivered to both parties by the Accountants within thirty (30) days of the Accountants’ engagement, shall be binding and conclusive on the parties; and (iii) the Company and the Lender shall bear the fees, fees and expenses of the Accountants for such determination in the same manner they would bear the costs, fees and expenses of the Lender for the review and audit in accordance with Section 5.7.1. Within ten (10) business days following the determination of the Settled Audit Amount, the appropriate payments shall be made by Company, if any, in accordance with Section 5.7.1, based solely on the Settled Audit Amount.

5.8 Subsidiaries. Company shall cause all of its Subsidiaries to comply with the provisions of Article 5 and Article 6. Company shall deliver prior written notice to Lender of the formation or acquisition of any Subsidiary and/or purchase of equity investment or lending or advancing of funds to any other entity. All Subsidiaries of Company shall execute and deliver to Lender such joinders, pledge agreements and other documents as Lender requests. Notwithstanding the foregoing, with respect to any Foreign Subsidiary, (a) the equity of such Foreign Subsidiary will not be required to be pledged to the extent (but only to the extent) that (i) such Foreign Subsidiary is a direct or indirect Subsidiary of another Foreign Subsidiary or (ii) such pledge exceeds 65% of the voting equity of such Foreign Subsidiary, unless and to the extent that the pledge of greater than 65% of the voting Capital Stock of such Foreign Subsidiary would not cause any materially adverse tax consequences to Company, and (b) such Foreign Subsidiary will not be required to guaranty the Obligations if doing so would cause any materially adverse tax consequences to Company.

5.9 Further Assurances. Company will at any time or times promptly execute and shall cause any of its Subsidiaries to promptly execute, such instruments and perform such acts as Lender may reasonably request to establish and maintain an attached and perfected security interest in the Collateral and will pay all costs of filing and recording. Company will reimburse Lender for all reasonable costs, fees and expenses (including attorneys’ fees) for the perfection and the continuation of the perfection of Lender’s security interest in the Collateral and the cost of any terminations, extensions, renewals, amendments and releases thereof, and shall promptly pay all reasonable costs, fees and expenses of any record searches for financing statements Lender may reasonably require.

5.10 Records Regarding Collateral. Company shall maintain all records, instruments or other documentation evidencing or otherwise relating to the Collateral at Company’s chief executive office and will not (i) remove any part thereof, or (ii) change Company’s name, state of organization, or location of its chief executive office, without the prior written consent of Lender (which consent shall not be unreasonably withheld or delayed).

5.11 Company Bank Account. Company shall use its best efforts to: (i) maintain a banking relationship with Company Bank or other qualified commercial bank; (ii) ensure that all payments to Company (and all Subsidiaries) from whatever source shall be deposited into the Company account described in Schedule 5.11., or successor account thereto; (iii) ensure that such account shall have a balance in excess of the amount due to the Lender on each date that a payment pursuant to this Agreement is due; and (iv) ensure that the Applicable Revenue Percentage shall be transferred to the Lender Account on a monthly basis in accordance with this Agreement. Company shall within five (5) business days notify the Lender in writing of any change in its banking relationship (whether such change is within Company’s current bank or to another bank) and shall provide Lender with new contact information and account details for all new bank accounts.

5.12 Key Person Insurance; Background Check. Within sixty (60) days following the Effective Date, Company shall hold from one or more “A or better” insurers, “key-person” life insurance on the Insured Executive(s) in the Insurance Amount and on other terms and conditions reasonably acceptable to Lender and Company. The key-person policy, whether obtained prior to or following the Effective Date, shall be collaterally assigned to Lender, name Lender as loss payee, shall be continuously maintained in force and shall not be cancelable by Company without prior approval from Lender prior to full satisfaction of the Obligations. If at any time following such sixty (60) day period Company does not hold a key-person policy in compliance with the preceding two sentences, Lender may obtain a key- person policy as owner and beneficiary on the life of the Insured Executive(s) in the Insurance Amount. Key Person and Company shall fully cooperate with Lender in obtaining such policy and Company shall reimburse Lender for all related fees and expenses. All or any portion, in Lender’s sole discretion, of the insurance proceeds up to the Insurance Amount received by Lender as loss payee or beneficiary on any one or more key-person life insurance policies shall be applied against the outstanding Obligations with the excess (including all proceeds in excess of the Insurance Amount) being returned to the insurance company for redistribution. Proceeds of key-person life insurance policies received by the Company while any Obligations are outstanding shall, in the sole discretion of Lender, be used, in whole or in part, to satisfy Obligations of up to the Insurance Amount (with any amounts in excess of the Insurance Amount being retained by the Company). Failure to obtain Key Person insurance within such sixty (60) day period shall be considered an Event of Default under Section 7.2 of this Agreement. It is further agreed that prior to any person assuming any office, position, or responsibilities currently held by the Key Person, the Company will use commercially reasonable efforts to ensure that such person provides Lender with written authorization to conduct a background check within thirty (30) days after such person’s appointment; provided that such background check shall only be for informational purposes and shall not give Lender any rights to veto such replacement Key Person. Failure by such person to provide written consent within such thirty (30) day period shall be considered an Event of Default under Section 7.2 of this Agreement.

5.13  Compliance. Company shall comply with the requirements of all applicable state and federal laws, and of all rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to comply would not reasonably be expected to have a Material Adverse Effect.

5.14  Government Regulation. Company shall not be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits the Lender from making any advance or extension of credit to Company or from otherwise conducting business with Company, or fail to provide documentary and other evidence of Company’s identity as may be requested by Lender at any time to enable the Lender to verify Company’s identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318.

5.15  Annual Survey. Company shall complete Lender’s annual compliance survey within thirty (30) days of receipt of such compliance survey from the Lender by the Company for the applicable year. For each time the Company fails to submit an annual compliance survey within 30 days after the date on which it is due, the Company will automatically, and without notice from the Lender, be assessed a $500 service charge and each such service charge will bear interest at the rate set forth in Section 12.7 from the date such service charge arises (i.e., 30 days after delivery of the compliance survey by the Lender (or its representatives) to the Company).

5.16  Expenses Related to Non-Compliance with Covenants. Upon the occurrence and during the continuance of any Event of Default, Lender may, but has no obligation to, take such reasonable actions as Lender, in its sole discretion, deems appropriate to ensure Company remains in or returns to compliance with this Agreement and to protect Lender’s interest under this Agreement, including without limitation, paying premiums, taxes, unpermitted Indebtedness and/or judgments. Company shall thereafter promptly reimburse Lender for all reasonable costs, fees and expenses incurred by Lender in connection therewith together with interest at the rate set forth in Section 12.7 from the date of disbursement.

5.17  Acquisitions. If the Company completes an acquisition or acquires a controlling interest in another Person that would constitute a Subsidiary under this Agreement, the Company and the Lender hereby agree to revise in good faith the Applicable Revenue Percentage in a way that would cause the amounts paid by the Company pursuant to this Agreement following any such acquisition to be within five percent (5.0%) of the originally scheduled amounts. By way of example only, if the Applicable Revenue Percentage pursuant to Section 2.3.3 was one percent (1.0%) and the anticipated monthly Revenue prior to the completion of an acquisition described above was $1,000,000 (which would result in a monthly payment of $10,000), the Company and Lender would amend Section 2.3.3 to provide for a monthly payment of no less than $9,500 nor more than $10,500.

5.18  Registration of Intellectual Property Rights. The Company will register with the United States Patent and Trademark Office or the United States Copyright Office its intellectual property rights including revisions or additions thereto with any product before the sale or licensing of the product to any third party, in each case to the extent registrable and the Governing Body in good faith deems appropriate for the development of Company’s business and in the best interest of the Company and its equity holders. To the extent that the Governing Body in good faith determines appropriate for the development of the Company’s business and in the best interests of the Company and its equity holders, the Company will: (i) protect, defend, and maintain the validity and enforceability of the intellectual property rights and promptly advise Lender in writing of any infringements thereof, and (ii) not allow any intellectual property rights to be abandoned, forfeited or dedicated to the public without Lender’s prior written consent.

5.19  Senior Indebtedness Cap. In no case shall the aggregate amount of all Senior Indebtedness exceed an amount equal to (i) 15.0% of the sum of the Company’s Revenue in each of the immediately preceding 12 months or (ii) 22.5% of the sum of (x) the Company’s Revenue in each of the immediately preceding 12 months plus (y) the Outstanding Advance Balance (the “Senior Indebtedness Cap”). To the extent requested by any Senior Lender and Company, Lender agrees to enter into a subordination agreement with each Senior Lender on commercially reasonable terms to subordinate the Obligations in right and time of payment and in lien priority to the Senior Indebtedness owing to such Senior Lender, on terms satisfactory to such Senior Lender.

5.20 Key Person Agreements. Company will not terminate, amend, supersede or otherwise modify the Confidentiality Agreement between the Company and the Key Person dated August 15, 2011 or the Non-Compete Agreement dated December 31, 2012, between the Company and the Key Person (together, the “Key Person Agreements”) without prior written approval of Lender, which approval will not be unreasonably withheld or delayed.

ARTICLE 6

NEGATIVE COVENANTS

Unless otherwise agreed in writing by Lender, Company (and all its Subsidiaries) shall, so long as any of the Obligations remain unsatisfied, comply with the covenants in this Article 6.

6.1 Indebtedness. Company will not without Lender’s prior written consent (i) create, incur, assume, guarantee, or otherwise become liable for any Indebtedness after the date of this Agreement, except for Permitted Indebtedness, or (ii) create any lien, security interest, mortgage or pledge of its assets. Notwithstanding the preceding sentence, during any period of time in which Company is not in default on any Senior Indebtedness and no Event of Default exists, Company may create Permitted Indebtedness and Permitted Liens.

6.2 Restricted Payments. Company will not, at any time, make or become obligated to make, directly or indirectly, any: (i) payment or distribution in respect of any capital stock, units or other equity interests in Company or its Subsidiaries; (ii) payment or distribution on account of the purchase, repurchase, redemption or other retirement of any capital stock, units or other interests in Company; (iii) loans, advances or payments to any affiliate, stockholder, or member, including, without limitation, any officer or member of the Governing Body of Company or any of its Subsidiaries; and/or (iv) investment in third parties other than in money market funds for purposes of cash management. Notwithstanding the immediately preceding sentence, the Company may pay distributions in the form of Company’s common stock, repurchase capital stock held by former employees and directors upon termination of employment or appointment to the Governing Body (as applicable), pay reasonable compensation (including reasonable salary, bonus and equity compensation for a company of similar size, financial condition, location and industry), reimburse expenses incurred on behalf of the Company, make payments on the convertible notes and shareholder loans set forth on Schedule 6.2 and convertible notes issued by the Company after the date hereof, and, if the Company is, for tax purposes, a partnership or Subchapter S corporation, distributions in such amounts as reasonably determined to be necessary to allow equity holders to pay federal and state income taxes with respect to the income allocated to such equity holder from the Company with respect to the applicable tax year.

6.3 Ownership; Maintenance of Collateral. Company shall not transfer or otherwise dispose of all or any portion of the Collateral, other than in the ordinary course of business, or enter into any lease or license for the use of the Collateral without fair and reasonable consideration. Company shall keep the Collateral free and clear of all levies, attachments, liens, charges, encumbrances and security interests of every kind or character (except for the security interest granted to Lender hereunder and except for Permitted Liens). Company shall promptly pay and discharge when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, possession or uses of the Collateral or any portion thereof, except as otherwise permitted in this Agreement. Company shall keep accurate and complete records of the Collateral and shall, upon Lender’s reasonable request, promptly affix on any Collateral constituting chattel paper, a notice, in form satisfactory to Lender, of Lender’s security interest created hereunder. Company shall use commercially reasonable efforts to maintain all in good working order, subject to ordinary wear and tear, and, with respect to intellectual property, make such filings, prosecute such applications, pay necessary fees (including maintenance fees), and take such other actions as necessary to properly maintain and protect Company’s intellectual property rights. For the avoidance of doubt, Company shall not, without Lender’s, prior written consent, sell or otherwise transfer or cease operations of any Material business unit, Material operating division, or other Material portion of Company’s business operations.

6.4 New Subsidiaries. Company will not without Lender’s prior written consent (such consent not to be unreasonably withheld) create or permit to exist any new Subsidiary or joint venture. If Lender consents to the formation of any Subsidiary or joint venture after the date of this Agreement (each, an “Approved Subsidiary”), then such Approved Subsidiary (i) shall execute and deliver the joinder contemplated by Section 5.8 hereof and (ii) will be considered a Subsidiary of Company. By executing and delivering the joinder required under clause (i) above, such Approved Subsidiary will be deemed to have granted a security interest as contemplated under Section 2.4 of this Agreement in all of such Approved Subsidiary’s assets and the Lender will be permitted to take such actions and make such filings as are contemplated in Section 2.4 of this Agreement with respect to such Approved Subsidiary.

ARTICLE 7

EVENTS OF DEFAULT

The term “Event of Default” means the occurrence of any one or more of the following events (and each reference to Company in this Article 7 shall mean and be a reference to Company and each of its Subsidiaries, or any one or more of them):

7.1 Payment of Obligations. The failure or refusal of Company to pay any portion of the Obligations on the due date in accordance with the terms of the Transaction Documents (each, a “Payment Event of Default”); provided that, subject to Section 8.2 and Section 12.7 hereof, the Company shall have 15 days following the due date thereof to cure any such Payment Event of Default.

7.2 Other Covenants. The failure or refusal of Company to punctually and properly perform, observe and comply with any Material affirmative covenant, agreement or condition contained in any of the Transaction Documents and such failure continues for a period of thirty (30) days after the earliest of: (i) the date Company gives notice of such failure to Lender; (ii) the date Company should have given notice of such failure to Lender pursuant to this Agreement; and (iii) the date Lender gives notice of such failure to Company. Notwithstanding the foregoing, there shall be no thirty (30) day cure period for (a) any breach of any provision contained in Article 6, (b) the Events of Default provided in Section 7.3, (c)  failure to obtain “key person” insurance within the time period prescribed by Section 5.12 of this Agreement, or (d) failure to obtain written consent to a background check within the time period prescribed by Section 5.12 of this Agreement.

7.3 Bankruptcy; Insolvency. (i) Company commences a voluntary case under Title 11 of the United States Code as now or hereafter in effect, or any successor thereto; (ii) an involuntary case under Title 11 of the United States Code is commenced against Company and the petition is not dismissed within thirty (30) days after commencement of the case; (iii) a custodian is appointed for, or takes charge of, all or any substantial part of the property of Company; (iv) Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Company; (v) Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (vi) Company shall cease or substantially reduce its operations or change its line of business.

7.4 Judgments. A judgment for the payment of money in excess of $100,000 shall be rendered against the Company, and such judgment remains unpaid or undischarged for more than thirty (30) days from the date of entry thereof or such longer period during which execution of such judgment shall be stayed during an appeal from such judgment.

7.5 False Statement. Any representation or warranty made by or on behalf of Company in this Agreement or any other Transaction Documents or in any certificate, statement, report or document herewith or hereafter furnished to Lender pursuant to this Agreement or any other Transaction Documents shall prove to have been false or misleading in any Material respect on the date as of which the facts set forth are stated or certified, if the facts are not remedied to reflect the representation or warranty made within thirty (30) days of any officer of Company becoming aware of such false or misleading representation or warranty.

7.6 Key Person Events. Without written consent of the Lender, the Key Person (i) ceases full-time employment with Company other than for reason of death or disability; (ii) provides services to a business that is competitive with Company; (iii) improperly uses Company intellectual property or confidential information for the benefit of any Person other than the Company; or (iv) violates any provision of his Non-Compete, Non-Solicitation and Confidential Information Agreement. If an Event of Default under Section 7.6(i) occurs, the Company and Lender will use their commercially reasonable efforts to identify a mutually acceptable replacement Key Person, and the Company will cause such replacement Key Person to promptly execute a joinder to this Agreement and to enter into a Non- Compete, Non-Solicitation and Confidential Information Agreement in substantially the same form as is delivered by the Key Person pursuant to Section 4.2.1 hereof (if not previously executed by such replacement Key Person). The replacement Key Person shall be required to fulfill the duties and obligations of the Key Person set forth in this Agreement. Additionally, the Company shall obtain “key- person” life insurance in the amount required under Section 5.12 hereof within sixty (60) days of the date on which the Key Person is mutually agreed upon by the Company and Lender. Failure to obtain such “key-person” life insurance within such sixty (60) day period shall be considered an Event of Default under Section 7.2 of this Agreement.

7.7 Cross Default. (i) The maturity of any Indebtedness of Company (other than Indebtedness under this Agreement) owed to the Lender which is not paid when due, after giving effect to any grace or cure period, or (ii) the maturity of any Indebtedness of Company in an aggregate amount equal to or greater than $50,000 owed to others is accelerated, or (iii) Company fails to pay any such Indebtedness when due or, in the case of such Indebtedness payable on demand when demanded, after giving effect to any grace or cure period.

ARTICLE 8

RIGHTS AND REMEDIES

8.1 Remedies. If any Event of Default specified in Section 7.3 shall occur, any commitment to make Advances hereunder shall automatically terminate and all Obligations of Company to Lender hereunder and under the other Transaction Documents shall automatically become immediately due and payable without notice. During the existence of any Event of Default, the Lender may, without notice of any kind (including, without limitation, notice of acceleration or of intention to accelerate, presentment and demand or protest, all of which are hereby expressly waived by Company) do any one or more of the following: (i) declare the entire Outstanding Advance Balance, Interest and all other Obligations, or any part thereof, immediately due and payable; (ii) terminate any commitment to make Advances hereunder; and (iii) exercise any and all other legal or equitable rights afforded by the Transaction Documents and the laws of the Applicable Jurisdiction or any other jurisdiction as Lender shall deem appropriate. During the existence of any Event of Default the Lender may take any action permitted by this Agreement or by applicable law, including the Uniform Commercial Code then in effect in the Applicable Jurisdiction, including, but not limited to, taking the actions below.

8.1.1  Possession and Control of Collateral. Without limiting the generality of the foregoing Lender, may, during the existence of any Event of Default, to the fullest extent permitted by applicable law, without notice, hearing or process except as specified below, take possession and maintain control over the Collateral. Within two (2) days following demand by the Lender for possession and control of the Collateral during the existence of an Event of Default, the Company shall, at its sole cost and expense, assemble and turn over to Lender all Collateral of the Company its Subsidiaries then held by the Company and/or any of its Subsidiaries.

8.1.2 Reasonable Sale of Collateral. During the existence of any Event of Default, Lender may in its sole discretion sell the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set off the amount of such purchase price against the Obligations. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, with notice, be made at the time and place to which it was so adjourned. Lender may abandon any such proposed sale. Company acknowledges that any private sales of Collateral effected by Lender may result in terms less favorable to a seller than public sales but Company agrees that such private sales shall nevertheless be deemed commercially reasonable. Company shall pay all costs, fees and expenses incurred by Lender, including reasonable attorney’s fees and court costs, in connection with any such sale.

8.1.3 Notice of Sale. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonably and properly given if provided in accordance with Section 12.6 at least ten (10) days before such disposition, postage prepaid, addressed to Company at the address set forth in the introduction to this Agreement. Such disposition shall be established by affidavit of a representative of Lender, receipts or other reasonable method.

8.1.4 Remedies Cumulative; No Waiver. The rights and remedies of Lender hereunder are cumulative and nonexclusive and the exercise of any one or more of the remedies provided for herein or under applicable law shall not be construed as a waiver of any of the other remedies of Lender so long as any part of the Obligations remain unsatisfied. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

8.1.5  Application of Proceeds. Any payments or proceeds received by Lender from the Collateral shall be applied to the payment of costs, fees and expenses incurred by Lender in connection with performing, managing, maintaining or selling the Collateral, including reasonable attorneys’ fees and expenses, and the balance, if any, shall be applied by Lender to payment of the Obligations, in order of application as Lender shall reasonably determine.

8.1.6 Notice to Account Debtors. Upon the occurrence and during the continuance of (i) any Event of Default under Section 7.3, or (ii) upon the occurrence and during the continuance of any other Event of Default, provided the Lender has declared all Obligations immediately due and payable, Lender may notify any or all account debtors of the existence of Lender’s security interest in the Collateral and require such account debtors to pay or remit all sums due or to become due directly to Lender or its nominee.

8.1.7  Possession of Property. Upon the occurrence and during the continuance of any Event of Default, Lender may enter upon and into and take possession of all or such part or parts of the properties owned or occupied by Company, including lands, buildings, equipment and other property as may be necessary or appropriate in the judgment of Lender to permit or enable Lender to complete the processing or collection of all or any part of the Collateral as Lender may elect, and use and operate such properties for such purposes and for such length of time as Lender may deem reasonably necessary or appropriate for such purposes without the payment of any compensation to Company therefor.

Notwithstanding the foregoing, Lender may, but shall be under no obligation, to use reasonable efforts to notify Company of any of the foregoing; provided, however, the parties hereto expressly agree that the failure of Lender to provide notice shall not in any way affect or impair any action taken by Lender, it being understood that any absolute obligation of notice is hereby waived by Company.

8.2 Non-Payment Penalty. Following the occurrence of any Payment Event of Default and in addition to all other rights and remedies provided by this Agreement or applicable law, Lender may increase the applicable Minimum Interest by 0.015 times the Outstanding Advance Balance for each payment not timely made under this Agreement; provided that for the first two (2) Payment Events of Default and for purposes of this Section 8.2 only, the Company shall have thirty (30) days to cure such instances of a Payment Event of Default without a corresponding increase to the Minimum Interest; provided, further that the applicable Minimum Interest will be increased regardless of whether Lender notifies the Company of any Payment Event of Default. If the Company has not fully cured such Payment Event of Default at the end of such thirty (30) day period, the applicable Minimum Interest shall increase as described above. Beginning with the third Payment Event of Default and continuing with each Payment Event of Default thereafter, the applicable Minimum Interest shall increase by 0.015 times the Outstanding Advance Balance upon the occurrence of each such Payment Event of Default regardless of whether or not such Payment Event of Default is subsequently cured. By way of example only, if the applicable Minimum Interest is 0.50 times the Outstanding Advance Balance at the time of a Payment Event of Default causing an increase in the applicable Minimum Interest, the applicable Minimum Interest would increase to 0.515 times the Outstanding Advance Balance. For the avoidance of doubt, if the Minimum Interest is increased pursuant to this Section 8.2 during any measurement period set forth on Schedule 11.2, such increase shall apply to each subsequent measurement period set forth on Schedule 11.2.

8.3 Senior Indebtedness Compliance. During the term of this Agreement, for any month during which the aggregate amount of Company’s Senior Indebtedness exceeds the Senior Indebtedness Cap (a “Noncomplying Month”), the applicable Minimum Interest will automatically increase by 0.015 times the Outstanding Advance Balance for each Noncomplying Month; provided that the applicable Minimum Interest will be increased regardless of whether Lender notifies the Company of any non- compliance with its Senior Indebtedness covenant during any Noncomplying Month; provided, further that Lender shall be permitted to audit the books and records of the Company at any time, including in connection with a payment of all Obligations, in accordance with the procedures established in Section 5.7 of this Agreement. For the avoidance of doubt, if the Minimum Interest is increased pursuant to this Section 8.3 during any measurement period set forth on Schedule 11.2, such increase shall apply to each subsequent measurement period set forth on Schedule 11.2.

8.4 Performance by Lender. During the existence of an Event of Default, Lender shall have (and is hereby granted in such event) a royalty-free license to use intellectual property rights of the Company to complete production of, advertisement for, and disposition of any Collateral and Lender shall have a license to enter into, occupy, and use Company’s premises and the Collateral without charge to exercise any of Lender’s rights or remedies under this Agreement or under any other Transaction Document.

8.5 Delegation of Duties and Rights. Lender may perform any of its duties or exercise any of its rights under the Transaction Documents by or through its officers, members of its Governing Body, employees, attorneys, agents or other representatives.

8.6 Expenditures by Lender. Company shall indemnify Lender for all court costs, attorneys’ fees, other costs of collection and other sums spent by Lender pursuant to the exercise of any right (including, without limitation, any effort to collect amounts due or otherwise enforce this Agreement) provided herein. All such amounts shall be payable to Lender on demand and shall bear interest at the rate of ten percent (10%) per annum from the date spent until the date repaid.

8.7 Lender’s Authority. Lender shall have the authority, but shall not be obligated to:

8.7.1 place on any chattel paper received as proceeds a notation or legend showing Lender’s security interest;

8.7.2 during the existence of an Event of Default, demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral in the name of Company;

8.7.3  during the existence of an Event of Default and upon prior written notice to Company, take any action which Lender may deem necessary or desirable in order to realize on the Collateral, including, without limitation, performance of any contract and endorsement in the name of Company of any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral; and

8.7.4 place upon Company’s books and records relating to the Collateral covered by the security interest granted hereby a notation or legend stating that such are subject to a security interest held by Lender.

8.8 Power of Attorney.

8.8.1  The Company hereby irrevocably appoints Lender as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Company’s name on any checks or other forms of payment or security; (b) sign Company’s name on any invoice or bill of lading for any account or drafts against account debtors; (c) settle and adjust disputes and claims about the accounts directly with account debtors, for amounts and on terms Lender determines reasonable; (d) make, settle, and adjust all claims under Company’s insurance policies; (e) pay, contest or settle any lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Lender or a third party as the UCC permits.

8.8.2 Company hereby appoints Lender as its lawful attorney-in-fact to sign Company’s name on any documents necessary to perfect or continue the perfection of Lender’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations have been satisfied in full and Lender is under no further obligation to make Advances hereunder.

8.8.3 Lender’s foregoing appointment as Company’s attorney in fact, and all of Lender’s rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Lender’s obligation to provide Advances terminates.

ARTICLE 9

WARRANT

In consideration for the Initial Advance, Company hereby agrees to sell to Lender for $1,000 to be paid at Closing, a warrant (a “Warrant”) in the form attached as Exhibit A.

ARTICLE 10

INDEMNIFICATION

Company agrees to indemnify and hold harmless Lender and its successors and assigns, together with any of its officers, members of its Governing Body, shareholders, partners, members, and/or managers (such persons, the “Indemnified Parties”), from and against all losses, damages, liabilities, obligations, costs or expenses (any one such item being herein called a “Loss” and all such items being herein collectively called “Losses”) which are caused by or arise out of, or (in the case of claims asserted against any Indemnified Parties by a third party) alleged to result from, arise out of or have been incurred with respect to, (a) any breach or default in the performance by Company of any covenant or agreement of Company contained in this Agreement, (b) any breach of warranty or inaccurate or erroneous representation made by Company herein or in any certificate or other instrument delivered by or on behalf of Company pursuant hereto, and (c) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including costs and attorneys’ fees) arising out of the foregoing except when such actions, suits, proceedings, claims, demands, judgments, costs and expenses arise as a result of the grossly negligent or intentional actions or omissions of Lender. The indemnification provided in this Article 9 shall only apply, without limitation, to any act, omission, event or circumstance existing or occurring on or prior to the date of payment in full of the Obligations.

ARTICLE 11
DEFINITIONS

“Accountants” has the meaning given in Section 5.7.2.

“Adjusted Revenue Percentage” means one percent (1.0%), and will be in effect during each twelve-month period following a Test Date on which the Company fails to meet the Adjustment Criteria.

“Advance(s)” means the Initial Advance, each Subsequent Advance or any one or more of them, if any.

“Advance Period” means the dates listed on Schedule 2.1.2 during which the Company may receive a Subsequent Advance.

“Applicable Revenue Percentage” means either the Original Revenue Percentage or the Adjusted Revenue Percentage as determined in accordance with Section 2.3.3.

“Applicable Jurisdiction” means Delaware.

“Certificate of Perfection” means a Certificate of Perfection in the form provided by Lender to Company.

“Change of Control” means either (a) a merger or consolidation of Company with or into another entity, or other transaction, following which the stockholders of Company immediately prior to such transaction hold securities representing less than a majority of the voting power of the surviving entity or parent of the surviving entity immediately following such transaction, or (b) the sale, lease, license or other disposition of all or substantially all of Company’s assets. Notwithstanding the prior sentence, the sale of the Company’s equity securities in a bona fide equity financing transaction shall not be deemed a “Change of Control”.

“Closing” has the meaning given in Section 4.1.

“Collateral” means those assets of Company listed on Schedule 11.1.

“Company Bank” means First Citizens Bank or Square 1 Bank.

“Company Disclosure Schedules” means the disclosure schedules delivered by Company pursuant to Article 3.

“Company’s Share of Transactions Costs” means up to $7,500, which may include all or a portion of the legal fees, filing fees, due diligence expenses, and/or other costs or expenses incurred by Lender in connection with the transactions contemplated by this Agreement.

“Dispute Notice” has the meaning given in Section 5.7.2.

“Event of Default” has the meaning given in Article 7.

“Financial Statements” has the meaning given in Section 5.1.1.

“Foreign Subsidiary” means a Subsidiary of Company that is a “controlled foreign corporation,” as such term is defined in Section 957 of the Internal Revenue Code of 1986, as amended.

“Indebtedness” means (i) indebtedness for borrowed money or the deferred price of property or services, and other obligations to pay, (ii) obligations evidenced by notes, bonds, debentures or similar instruments and (iii) capital lease obligations.

“Initial Advance” will be $500,000, and will be the only advance unless there are Subsequent Advances.

“Insured Executive(s)” means Mike Feldman and any successor Key Person.

“Insurance Amount” means $750,000.

“Interest” has the meaning given in Section 2.2.

“IRR Target” means twenty-five percent (25.0%) internal rate of return (using the same methodology utilized by the XIRR function in Microsoft Excel or if Microsoft Excel ceases to have such function such other methodology as shall produce the same result) on the Outstanding Advance Balance, provided, however, the IRR Target on Subsequent Advances shall be 25.0%. If there are no Subsequent Advances, the IRR Target on Subsequent Advances shall be zero.

“Key Person” means each of Mike Feldman and any successor Key Person.

“Lender Account” means the account with Silicon Valley Bank held in Lender’s name with the account details as set forth in Schedule 2.3.2.

“Lien” means a claim, mortgage, deed of trust, levy, charge, pledge, security interest, or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Material” means material in relation to the properties, business, prospects, operations, earnings, assets, liabilities and/or condition (financial or otherwise) of Company taken as a whole, whether or not in the ordinary course of business.

“Material Adverse Effect” means a Material adverse effect on (x) the properties, business, prospects, operations, earnings, assets, liabilities and/or the condition (financial or otherwise) of Company taken as a whole, whether or not in the ordinary course of business except to the extent that any such effect results or arises from: (A) any change in general economic conditions (except to the extent that such change affects Company Materially and disproportionately as compared to competitors of Company); or (B) any change affecting the industry generally in which Company operates (except to the extent that such change affects Company Materially and disproportionately as compared to competitors of Company); or (C) any effect relating to or arising in connection with any action required to be taken or prohibited from being taken pursuant to the terms and conditions of this Agreement; or (y) the ability of Company or any other party obligated thereunder (other than Lender) to perform its Obligations under the Transaction Documents.

“Maturity Date” means the earlier of: (i) the last day of the fifty-ninth (59th) month following the Effective Date, (ii) immediately prior to a Change of Control, or (iii) acceleration of the Obligations as provided in Article 8.

“Minimum Interest” means those amounts set forth in Schedule 11.2.

“Obligations” means the payment when due of the principal amount of all Advances and Interest and all other amounts due under this Agreement when due, whether at maturity, by acceleration, prepayment or otherwise, together with all other costs, fees, expenses, indemnities and reimbursements, as well as all other obligations of Company now or hereafter existing under this Agreement or any other Transaction Document.

“Original Revenue Percentage” means one-half percent (0.5%) and will be in effect beginning on the Effective Date through December 31, 2015 (inclusive), and during each twelve-month period in which the Adjusted Revenue Percentage is not in effect.

“Outstanding Advance Balance” means, as of any date, the aggregate amount of all Advances actually advanced by Lender to Company.

“Payment Commencement Date” means July 15, 2015, but only if the Closing has occurred and the Initial Advance has been made to the Company prior to such date.

“Permitted Indebtedness” means those liabilities and Indebtedness listed on Schedule 11.3 attached hereto.

“Permitted Liens” means liens listed on Schedule 11.4 attached hereto.

“Person” shall mean any individual, entity or association.

“Revenue” means all non-financing related cash and cash equivalents (without duplication), other than cash received from bona fide financing transactions, received by the Company, any one or more of its Subsidiaries during the applicable period.

“Revenue Loan Amount” means $750,000.

“Related Business” means any business (whether operated as a sole proprietorship, partnership, corporation or other entity or association) operating in a market or market segment that is substantially similar to Company’s business or that is a logical extension of the Company’s business and which is owned and/or operated by Company (whether or not as a Subsidiary), the Key Person, officer, member of its Governing Body, member or manager of the Company or any affiliated entities or direct family members of the foregoing; provided, however, a Related Business does not include a publicly traded business of which any of the foregoing persons or entities owns less than 2% of the outstanding voting securities thereof.

“Settled Audit Amount” has the meaning given in Section 5.7.2.

“Senior Indebtedness” means all secured Indebtedness of Company, now existing or hereafter arising, to banks or other institutional lenders such as savings and loan associations, savings banks, life insurance companies, commercial banks, and pension funds. For the avoidance of doubt, in no case shall Senior Indebtedness include any Indebtedness to (a) the Key Person, (b) any Related Business, (c) any officer, manager, member of its Governing Body, or equity holder of the Company or a Related Business, (d)  any member of the extended family of any of the forgoing, (e) any entity in which any of the forgoing have a direct or indirect pecuniary interest (other than via publicly traded stock) or any of such entity’s officers, managers, members of its Governing Body, or equity holders.

“Senior Lender” means any creditor that holds Senior Indebtedness.

“Subsequent Advances” mean all Advances made by Lender to Company following the Initial Advance.

“Subsidiary” means, with respect to any Person, any corporation or other Person of which more than 50% of the outstanding equity interests having ordinary voting power to elect a majority of the board of directors, board of managers or other governing body of such Person, is at the time, directly or indirectly, owned or controlled by such Person and one or more of its other Subsidiaries or a combination thereof (irrespective of whether, at the time, securities of any other class or classes of any such corporation or other Person shall or might have voting power by reason of the happening of any contingency). Except when the context requires otherwise, the term “Subsidiary” shall be deemed to refer to a Subsidiary of Company.

“Transaction Documents” means this Agreement, the Warrant, and all exhibits and schedules to this Agreement as well as all other agreements executed or delivered by Company, any guarantor or party granting security interests or providing credit enhancements in connection with this Agreement, one or more of the Advances or any Collateral for the Obligations.

“Warrant” has the meaning given in Article 9.

ARTICLE 12
MISCELLANEOUS

12.1 Survival and Confirmation of Representations and Warranties. The warranties, representations and covenants of Company and Lender and the indemnification obligations of each party contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Lender or Company. All of the representations and warranties set forth herein shall be deemed to be repeated and reaffirmed on the day of each Advance.

12.2  Successors and Assigns. Company may not assign its rights or delegate its Obligations under this Agreement without Lender’s prior written consent, except in connection with a Change of Control. Other than an assignment to an affiliate of Lender, which shall be considered a permitted assignment, Lender shall not assign any of its rights or obligations under this Agreement without Company’s prior written consent (such consent not to be unreasonably withheld), except that Company’s consent shall not be required during the existence of an Event of Default. Notwithstanding anything herein to the contrary, Lender shall not sell or assign any of its rights or obligations under this Agreement to any Person that is a competitor of Company. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties’ respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

12.3 Governing Law. This Agreement shall be governed by and construed under the substantive laws of the Applicable Jurisdiction without regard to the conflicts of law provisions thereof.

12.4 Jurisdiction and Venue. If Lender initiates a claim in connection with any matter based upon or arising out of this Agreement, the Transaction Documents or the matters contemplated herein or therein, each of Lender and Company irrevocably consents to the exclusive jurisdiction and venue of any federal court within Charlotte, North Carolina, and agrees that process may be served upon them in any manner authorized by the laws of North Carolina for such persons. If the Company initiates a claim in connection with any matter based upon or arising out of this Agreement, the Transaction Documents or the matters contemplated herein or therein, each of Lender and Company irrevocably consents to the exclusive jurisdiction and venue of any federal court within Palo Alto, California, and agrees that process may be served upon them in any manner authorized by the laws of California for such persons.

12.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

12.6  Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the first page of this Agreement or at such other address as such party may designate by ten days’ advance written notice to the other parties hereto.

12.7 Fees and Expenses. Irrespective of whether the Closing is completed, Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If the Closing is completed, Company shall, at the Closing, pay the fees and expenses of Lender (including reasonable fees and expenses of counsel for Lender) up to the Company’s Share of Transaction Costs. Following Closing, Company shall promptly reimburse Lender for all reasonable, documented out-of-pocket costs, fees and expenses (including accounting, appraisal, consulting, and attorneys’ fees) incurred by Lender in connection with either (i) any breach or default by Company under the Transaction Documents or (ii) a request by Company to modify or waive the Transaction Documents and otherwise change or affect the rights of the Lender or Obligations of the Company pursuant to the Transaction Documents. In addition, Company shall pay a service fee to Decathlon Capital Partners, LLC (or other loan servicing agent) of $500 if any payment or Monthly Questionnaire due pursuant to this Agreement is not paid or submitted when due; such service fee shall accrue and be due on the day following the due date of any payment and successive service fees shall be due on the 15th day of each month until Company has paid such past due amounts and submitted all past due Monthly Questionnaires (as applicable) and will accrue interest at a rate of 10% from the date of billing. Accrued but unpaid service fees, whether previously noticed or not, will be billed in writing to the Company at Lender’s discretion.

12.8 Amendments and Waivers. No failure on the part of Lender to exercise and no delay in exercising any power or right hereunder or under any other Transaction Document shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein and in any other instrument, document or agreement delivered or to be delivered to Lender hereunder or in connection herewith are cumulative and not exclusive of any remedies provided by law. No notice to or demand on Company not required hereunder shall in any event entitle Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Lender to any other or further action in any circumstances without notice or demand. No amendment, modification or waiver of any provision of this Agreement or any other Transaction Document or consent to any departure by Company therefrom shall be effective unless the same shall be in writing and signed by Lender and Company.

12.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.10 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and supersede any prior agreements or understandings regarding the subject matter hereof.

12.11 Representation of Lender. Lender is an accredited investor as defined in Rule 501(a) of Regulation D and has such business and financial experience as necessary to enable it to protect its interests in connection with the transactions contemplated by this Agreement. The Lender has had the opportunity to ask questions and to receive answers and to obtain the information concerning the Company and the transactions contemplated by this Agreement that it has deemed material and necessary to evaluate the merits and risks of the transactions contemplated by this Agreement.

12.12 Termination. This Agreement shall terminate upon indefeasible satisfaction of Company’s Obligations.

12.13 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Delivery of an executed counterpart of a signature page to this Agreement by facsimile, portable document format (.pdf) or other electronic transmission shall be equally as effective as delivery of a manually executed counterpart of this Agreement.

12.14 Costs of Enforcement. Company agrees to pay all costs, fees and expenses of enforcement, collection, or preservation of collateral (including reasonable attorneys’ fees) that Lender incurs in connection with any default or Event of Default hereunder (whether before or after any cure). Additionally, Company agrees to pay all costs, fees and expenses (including reasonable attorneys’ fees) that Lender incurs, before or after any default or Event of Default as a result of any litigation or other action in which Lender becomes involved as a party, witness or otherwise as a result of making the Advances evidenced by this Agreement.

12.15 Waiver of Jury Trial. Company hereby knowingly, voluntarily and intentionally WAIVES THE RIGHT TO TRIAL BY JURY in respect of any litigation based herein, arising out of, under or in connection with this Agreement or any other Transaction Document or any course of conduct, course of dealings, statements (whether verbal or written) or acts of either party, or any exercise by any party of their respective rights under this Agreement or any other Transaction Document. Company hereby acknowledges that this waiver of jury trial is a material inducement to Lender in extending credit to Company, that Lender would not have extended credit without this waiver of jury trial, and that Company has had an opportunity to consult with an attorney in connection with this waiver of jury trial and understands the legal effect of this waiver.

12.16 Waiver of Notices and Hearing. Company by entering into this Agreement and negotiating the terms hereof, voluntarily, intelligently and knowingly waives any rights it may have to demand any notices other than those provided for herein and any right to a hearing as a condition precedent to Lender’s exercise of its rights to foreclose on any Collateral. All makers, endorsers, sureties, guarantors and other accommodation parties hereby waive presentment for payment, protest and notice of nonpayment and consent, without affecting their liability hereunder, to any and all extensions, renewals, substitutions and alterations of any of the terms of this Agreement and to the release of or failure by Lender to exercise any rights against any party liable for or any property securing payment thereof.

12.17 Confidentiality. Neither the Company nor any of its officers, members of its Governing Body, employees, agents, or equity holders shall disclose this Agreement, the terms hereof or any related transactions or agreements to any third party other than the Company’s affiliates and their respective advisors, accountants and attorneys, without the prior written approval of Lender. Each of Company and Lender agree to maintain the confidential information of the other party as follows. In handling any confidential information of the other party, Lender and Company and all employees and agents of each such party shall exercise the same degree of care that such party exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information received pursuant to this Agreement except that disclosure of such information may be made (i) in the case of Lender, to the subsidiaries or affiliates of Lender in connection with their present or prospective business relations with Company, provided that such subsidiaries or affiliates of Lender are bound by confidentiality obligations substantially similar to Lender’s confidentiality obligations herein, (ii) in the case of Lender, to prospective transferees or purchasers of any interest in the Obligations, provided that they have entered into a comparable confidentiality agreement in favor of Company and have delivered a copy to Company, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as Lender may determine in connection with the enforcement of any remedies hereunder and (v) in the case of Company, to Company’s lenders and prospective investors, provided that they have entered into a comparable confidentiality agreement with Company. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of the receiving party when disclosed to such party, or becomes part of the public domain after disclosure to such receiving party through no fault of such receiving party; or (b) is disclosed to such receiving party by a third party, provided such receiving party does not have actual knowledge that such third party is prohibited from disclosing such information.

12.18 Subordination to Senior Indebtedness. Notwithstanding anything herein to the contrary, the Obligations evidenced by this Agreement and the other Transaction Documents, the Liens and security interests granted to Lender pursuant to the terms hereof and thereof and the exercise of any right or remedy by Lender hereunder or thereunder are subject to the provisions of any subordination agreement (a “Subordination Agreement”) entered into between Lender and any Senior Lender. In the event of any conflict between the terms of any Subordination Agreement and any other Transaction Agreement, the terms of the Subordination Agreement shall govern. Notwithstanding anything that may be contained herein to the contrary, all of the provisions of the Transaction Documents, including without limitation, the covenants of Company contained herein and therein and all of the rights, remedies and powers provided for herein and therein, are subject to the provisions of any Subordination Agreement (it being understood that any breach by Company of its obligations hereunder or thereunder shall nonetheless constitute a default (and to the extent provided herein or therein, an Event of Default) hereunder or thereunder, as applicable, notwithstanding the foregoing).

The signature pages follow.

The parties have executed this Agreement as of the Effective Date.

COMPANY:

T1VISIONS, INC.

By:	/s/ Mike Feldman
Mike Feldman, Chief Executive Officer

LENDER:

DECATHLON ALPHA II, L.P.

By:	Decathlon Alpha GP, LLC
Its:	General Partner

By:	/s/ John Borchers
John Borchers, Managing Director

Revenue Loan and Security Agreement – Signature page

F&B Draft 11/4/2015

FIRST AMENDMENT TO REVENUE LOAN AND SECURITY AGREEMENT

This first amendment (this “Amendment”) to that certain Revenue Loan and Security Agreement dated July 1, 2015 (the “Agreement”), by and between T1Visions, Inc., a Delaware corporation (the “Company”), and Decathlon Alpha II, L.P., a Delaware limited partnership (“Lender”), is effective as of November 10, 2015 (the “First Amendment Date”). Unless otherwise defined herein, all capitalized terms shall be given their respective meanings as set forth in the Agreement.

The Company and the Lender desire to amend the Agreement to set forth changes to the Agreement. The Company and the Lenders hereby agree as follows:

1.	Amendments.

1.1.	Definitions. The following definitions set forth in Article 11 of the Agreement are hereby amended and restated in their entirety to read as follows:

“Insurance Amount” means $1,250,000.

“Revenue Loan Amount” means $1,250,000.”

1.2.	Schedule 2.1.2. An amended and restated Schedule 2.1.2 to the Agreement is attached hereto as Schedule 2.1.2.

1.3.	Schedule 2.3.2(b). An amended and restated Schedule 2.3.2(b) to the Agreement is attached hereto as Schedule 2.3.2(b).

2.	Senior Indebtedness Compliance. Company and Lender acknowledge that Company’s acceptance of the Subsequent Advances under the Agreement and this Amendment have caused and in the future might cause the aggregate amount of all Senior Indebtedness to exceed the Senior Indebtedness Cap as set forth in Section 5.19(ii) of the Agreement. Lender hereby waives, for the period beginning on October 1, 2015 and ending on April 1, 2016 (the “Senior Indebtedness Grace Period”), any automatic increases to the Minimum Interest that otherwise would have occurred under Section 8.3 of the Agreement due to noncompliance with Section 5.19(ii) of the Senior Indebtedness Cap. For the avoidance of doubt, Lender is not waiving the requirement that Company comply with Section 5.19(i) of the Senior Indebtedness Cap during the Senior Indebtedness Grace Period or any other period during the term of the Agreement. As a condition precedent to Lender’s waiver, and notwithstanding anything to the contrary in the Agreement, Company agrees not to create, incur, assume, guarantee, or otherwise become liable for any additional Indebtedness (including Permitted Indebtedness but excluding Company’s Indebtedness to Lender under this Agreement and the other Transaction Documents) during the Senior Indebtedness Grace Period without Lender’s prior written consent.

3.	Transaction Costs. Pursuant to Section 12.7 of the Agreement and in connection with the Subsequent Advances contemplated by this Amendment, the Company shall promptly reimburse Lenders for legal fees and expenses incurred in connection with this Amendment and related transactions.

4.	No Other Changes. In all other respects, the Agreement shall remain in full force and effect.

[Signature page follows]

First Amendment to Revenue Loan and Security Agreement – Page 1

The parties have executed this Amendment to the Agreement as of the date first written above.

COMPANY:

T1VISIONS, INC.

By:	/s/ Mike Feldman
Mike Feldman, Chief Executive Officer

LENDER:

DECATHLON ALPHA II, L.P.

By:	Decathlon Alpha GP, LLC
Its:	General Partner

By:	/s/ John Borchers
John Borchers, Managing Director

Signature page to First Amendment to Revenue Loan and Security Agreement

SCHEDULE 2.1.2

SUBSEQUENT ADVANCE AMOUNT

The Company is not required to request or accept any Subsequent Advances but is permitted to draw the following Subsequent Advances at its discretion according to the following schedule:

Subsequent Advance Amount	Advance Period
$250,000*	Between 9/1/2015 and 12/30/2015
$100,000	Between 11/20/2015 and 12/31/2015
$100,000	Between 1/15/2016 and 8/31/2016
$100,000	Between 3/15/2016 and 8/31/2016
$100,000	Between 5/15/2016 and 8/31/2016
$100,000	Between 6/15/2016 and 8/31/2016

*	Company acknowledges that it has requested and accepted the full $250,000 in Subsequent Advances represented by the first line item above prior to the First Amendment Date.

Schedules to First Amendment to Revenue Loan and Security Agreement

SCHEDULE 2.3.2(b)

PRO FORMA PAYMENT SCHEDULE

See attached.

Schedules to First Amendment to Revenue Loan and Security Agreement

F&B draft March 9, 2016

SECOND AMENDMENT TO SUBORDINATED REVENUE LOAN AGREEMENT[;

SUBSEQUENT ADVANCE REQUEST]

This second amendment (this “Amendment”) to that certain Revenue Loan and Security Agreement dated July 1, 2015, as amended by that first amendment to Revenue Loan and Security Agreement dated November 10, 2015 (collectively, the “Agreement”), by and between T1Visions, Inc., a Delaware corporation (the “Company”) and Decathlon Alpha II, L.P., a Delaware limited partnership (“Decathlon II”), is effective March 10, 2016. Unless otherwise defined herein, all capitalized terms shall be given their respective meanings as set forth in the Agreement.

Pursuant to Section 12.2 of the Agreement, Decathlon II desires to assign the right to make Subsequent Advances under the Agreement to its Affiliate, Decathlon Alpha III, L.P., a Delaware limited partnership (“Decathlon III,” and together with Decathlon, “Lender”). [In addition, the Company desires to obtain from Lender a Subsequent Advance in the amount of

$100,000.

The Company and the Lender hereby agree as follows:

1. Additional Lender; Assignment. The Company and Decathlon hereby agree that Decathlon III shall be added as a lender under the Agreement and shall have all of the rights, duties, and obligations of Decathlon II under the Agreement. Decathlon II hereby assigns its right to make Subsequent Advances to the Company to Decathlon III and Decathlon III hereby accepts the assignment of the right to make Subsequent Advances to the Company from Decathlon. All Subsequent Advances to be made under the Agreement on and after the date of this Amendment (including the Subsequent Advance contemplated by Section 2 of this Amendment) shall be made by Decathlon III to the Company; provided that nothing in this section shall be construed as a waiver of any of the conditions of Lender to make any Subsequent Advance. Unless the context clearly indicates otherwise, for all purposes under the Agreement, as amended hereby, the term “Lender” shall refer to both Decathlon II and Decathlon III.

2. Subsequent Advance. Pursuant to Section 2.1.2 of the Agreement, the Company hereby requests from Lender a Subsequent Advance in the amount of $100,000. The Company represents and warrants to Lender that, as of the date of this Amendment, the Company has satisfied the conditions to such Subsequent Advance set forth on Schedule 2.1.2 of the Agreement. In connection with and as a further condition to the advancement of the requested Subsequent Advance by the Lender to the Company, the Company hereby certifies to Lender as follows:

2.1. the amount of all Advances previously advanced to the Company by Lender plus the additional Subsequent Advance does not exceed the Revenue Loan Amount;

2.2. the amount of all previous Subsequent Advances plus the new Advance so requested does not exceed the amount of Subsequent Advances permitted as shown on Schedule 2.1.2 of the Loan Agreement for the applicable Advance Period;

2.3. no Event of Default has occurred;

2.4. in connection with the Advance Request, the Company hereby confirms, represents, and warrants that the Certificate of Perfection delivered in connection with the Closing remains complete and accurate in all respects and that this certificate reaffirms the information set forth therein as though such Certificate of Perfection were given as of the date hereof;

2.5. all representations and warranties of the Company in Section 3 of the Agreement are true as the date hereof (except to the extent any such representations and warranties expressly relate to an earlier date, in which case as of such earlier date);

2.6.  the Advance Request is for a Subsequent Advance of at least $100,000 as required by Section 2.1.2(vi);

2.7. the Key Person Agreements remain in effect and have not been terminated, amended, restated, supersedved or otherwise modified or replaced; and

2.8. the Company has performed and complied with all covenants, agreements, obligations and conditions contained in the Loan Agreement that are required to be performed or complied with by it on or before receiving the Additional Subsequent Advance.]

3. No Other Changes. In all other respects, the Agreement shall remain in full force and effect.

[Signatures on following page]

The parties have executed this first amendment to the subordinated revenue loan agreement as of the date first written above.

COMPANY:

T1VISIONS, INC.

By:	/s/ Mike Feldman
Mike Feldman, Chief Executive Officer

LENDER:

DECATHLON ALPHA II, L.P.

By:	Decathlon Alpha GP, LLC
Its:	General Partner

By:	/s/ John Borchers
John Borchers, Managing Director

DECATHLON ALPHA III, L.P.

By:	Decathlon Alpha GP, LLC
Its:	General Partner

By:	/s/ John Borchers
John Borchers, Member

Signature page to Second Amendment to Revenue Loan and Security Agreement

Execution Version

THIRD AMENDMENT TO REVENUE LOAN AND SECURITY AGREEMENT

This third amendment (this “Amendment”) to that certain Revenue Loan and Security Agreement dated July 1, 2015, as amended by that First Amendment to Revenue Loan and Security Agreement dated November 10, 2015, that Second Amendment to Subordinated Revenue Loan Agreement; Subsequent Advance Request dated March 10, 2016 (collectively, the “Agreement”), by and between TIV, Inc., a Delaware corporation (the “Company”), Decathlon Alpha II, LP., a Delaware limited partnership (“Decathlon II”), and Decathlon Alpha III, L.P., a Delaware limited partnership (“Decathlon III,” and together with Decathlon, “Lender”) is effective September l2, 2017 (the “Third Amendment Date”). Unless otherwise defined herein, all capitalized terms have the meanings given to them in the Agreement.

The Company and Lender desire to amend certain terms of the Agreement as set forth below. The Company, Lender and Key Persons hereby agree as follows:

1.	Amendment. Section 8.3 of the Agreement is hereby amended and restated as follows (additions are italicized and underlined and deletions are ~~struck through~~):

“8.3	Senior Indebtedness Compliance. During the term of this Agreement, for any month during which the aggregate amount of Company’s Senior Indebtedness exceeds the Senior Indebtedness Cap (a “Noncomplying Month”), then, at Lender’s election (with such election to made at any time prior to the date on which all Obligations have been indefeasibly repaid), either (i) the applicable Minimum Interest will ~~automatically~~ increase by 0.015 times the Outstanding Advance Balance for each Noncomplying Month, or (ii) the IRR Target will increase by 0.015% for each Noncomplying Month; provided that the applicable remedy will be effective ~~Minimum interest will be increased~~ regardless of whether Lender notifies the Company of any non-compliance with its Senior Indebtedness covenant during any Noncomplying Month; provided, further that Lender shall be permitted to audit the books and records of the Company at any time, including in connection with a payment of all Obligations, in accordance with the procedures established in Section 5.7 of this Agreement. All such increases shall he cumulative in nature. For the avoidance of doubt, if the Lender elects to increase the Minimum Interest is increased pursuant to this Section 8.3 during any measurement period set forth on Schedule 11.2, such increase shall apply to each subsequent measurement period set forth on Schedule 11.2.”

2.	Transaction Costs. Pursuant to Section 12.7(ii) of the Agreement and in connection with the Subsequent Advance contemplated by this Amendment, the Company shall promptly reimburse Lender an amount up to $500.00 for fees and expenses relating to this Amendment and the making of the contemplated Subsequent Advance.

3.	No Other Changes. In all other respects, the Agreement shall remain in full force and effect.

[Signatures on following page]

The parties have executed this Amendment as of the Third Amendment Date.

COMPANY:

TIV, INC.

By:	/s/ Mike Feldman
Mike Feldman, Chief Executive Officer

LENDER:

DECATHLON ALPHA II, L.P.

By:	Decathlon Alpha GP, LLC
Its:	General Partner

By:	/s/ John Borchers
John Borchers, Managing Director

DECATHLON ALPHA III, L.P.

By:	Decathlon Alpha GP, LLC
Its:	General Partner

By:	/s/ John Borchers
John Borchers, Member

Signature page to Third Amendment to Revenue Loan and Security Agreement

Execution Version

FOURTH AMENDMENT TO REVENUE LOAN AND SECURITY AGREEMENT

This fourth amendment (this “Amendment”) to that certain Revenue Loan and Security Agreement dated July 1, 2015, as amended by that First Amendment to Revenue Loan and Security Agreement dated November 10, 2015, that Second Amendment to Subordinated Revenue Loan Agreement; Subsequent Advance Request dated March 10, 2016, and that Third Amendment to Subordinated Revenue Loan Agreement dated September 12, 2017 (collectively, the “Agreement”), by and between T1V, Inc., a Delaware corporation (the “Company”), Decathlon Alpha II, L.P., a Delaware limited partnership (“Decathlon II”), and Decathlon Alpha III, L.P., a Delaware limited partnership (“Decathlon III,” and together with Decathlon, “Lender”) is effective September 16, 2020 (the “Fourth Amendment Date”). Unless otherwise defined herein, all capitalized terms have the meanings given to them in the Agreement.

The Company and Lender desire to amend certain terms of the Agreement as set forth below.

The Company, Lender and Key Persons hereby agree as follows:

1.	Amendments.

1.1.	Definitions. The following definitions set forth in Article 11 of the Agreement are hereby amended and restated in their entirety to read as follows:

“IRR Target” means 23.75% internal rate of return (using the same methodology utilized by the XIRR function in Microsoft Excel or if Microsoft Excel ceases to have such function such other methodology as shall produce the same result) on the Outstanding Advance Balance. The IRR Target on Subsequent Advances shall be 23.75%. If there are no Subsequent Advances, the IRR Target on Subsequent Advances shall be zero.

“Maturity Date” means the earlier of: (i) June 15, 2021, (ii) immediately prior to a Change of Control, or (iii) acceleration of the Obligations as provided in Article 8.

1.2.	Schedule 2.3.2(b). An amended and restated Schedule 2.3.2(b) to the Agreement is attached hereto as Schedule 2.3.2(b).

2.	Gross Proceeds Warrant. In consideration of Lender’s agreement to extend the Maturity Date and reduce the IRR Target pursuant to this Amendment, the Company shall issue to Lender one or more gross proceeds warrants in the form attached as Exhibit A (the “2020 Warrant(s)”) at the time and with an aggregate “Buyout Percentage” (as defined in the 2020 Warrant(s)) equal to the following:

(i)	If the Company pays the entire Outstanding Advance Balance, Interest, and all other Obligations due under the Agreement on or before December 31, 2020, then the Company shall issue to Lender on the Payoff Date one or more 2020 Warrant(s) with an aggregate “Buyout Percentage” equal to 0.65%;

(ii)	If the Company pays the entire Outstanding Advance Balance, Interest, and all other Obligations due under the Agreement after December 31, 2020 and on or before March 31, 2021, then the Company shall issue to Lender on the Payoff Date one or more 2020 Warrant(s) with an aggregate “Buyout Percentage” equal to 0.75%; and

(iii)	If the Company fails to pay the entire Outstanding Advance Balance, Interest, and all other Obligations due under the Agreement on or before March 31, 2021, then the Company shall issue to Lender on March 31, 2021 one or more 2020 Warrant(s) with an aggregate “Buyout Percentage” equal to 1.00%.

In each case, Lender has discretion and will instruct the Company how to allocate the 2020 Warrant(s) between Decathlon II and Decathlon III such that the aggregate “Buyout Percentage” among the 2020 Warrant(s) is equal to the amounts stated above. For example, if the Company paid the entire Outstanding Advance Balance, Interest, and all other Obligations due under the Agreement on or before December 31, 2020, then Lender could instruct the Company to issue a 2020 Warrant(s) with a “Buyout Percentage” equal to 0.325% to each of Decathlon II and Decathlon III on the Payoff Date such that the aggregate “Buyout Percentage” among the two 2020 Warrant(s) equaled 0.65%.

3.	Put Option Exercisable upon a Qualified Financing.

3.1.	Definitions. For purposes of Section 3 of this Amendment, the following terms have meanings given below:

“Fair Market Value” means the fair market value per Share as determined by the Company’s board of directors in its most recent valuation of the Company and agreed to by the Company and the Holder in good faith; provided, however, if the Company and the Holder are unable to agree that the board of directors’ most recent valuation accurately reflects the fair market value per Share within a reasonable period of time (not to exceed 10 days from the Company’s receipt of the Put Exercise Notice), then the fair market value will be determined by an independent, nationally recognized investment banking, accounting or valuation firm jointly selected by the Company and the Holder in good faith. If the “Fair Market Value” determined by such investment banking, accounting or valuation firm is within 10% of the Fair Market Value determined by the Company’s board of directors, the Holder will bear the cost of such valuation. Otherwise the cost of such valuation will be borne by the Company.

“Holder” means the holder of the applicable Outstanding Warrant at the time the Put Right is exercised.

“Outstanding Warrants” means the 2020 Warrant(s) described in Section 2 of this Amendment as well as the Warrant dated July 1, 2015, as amended November 10, 2015, issued by the Company to Decathlon II with an amended “Buyout Percentage” equal to 0.90%.

“Put Commencement Date” means the date on which the Company completes a Qualified Financing.

“Put Termination Date” means the later of (i) 30 days following the Put Commencement Date and (ii) 10 days following the Holder’s receipt of written notice from the Company that it has completed a Qualified Financing.

“Put Purchase Price” means the Fair Market Value of the Put Shares as of the Put Commencement Date.

“Shares” has meaning given in the applicable Outstanding Warrant.

“Qualified Financing” means an offering of equity securities of the Company from which the Company receives at least $5,000,000 in gross proceeds upon closing.

3.2.	Grant of Put Option. The Company shall notify the Holder in writing promptly following completion of a Qualified Financing. At any time on or after the Put Commencement Date and before the Put Termination Date, the Holder has the right (the “Put Right”), but not the obligation, to cause the Company to purchase all or a portion of the Shares at the Put Purchase Price. If the Holder desires to sell any of the Shares pursuant to this Section, the Holder will deliver to the Company a written notice (the “Put Exercise Notice”) exercising the Put Right and specifying the number of Shares to be sold (the “Put Shares”) by the Holder. At the closing of the purchase and sale of the Shares, the Holder shall deliver to the Company (i) a certificate in form and substance acceptable to the Company’s counsel, and signed by the Holder, that contain customary, fundamental representations and warranties from the Holder (including that the Shares being sold are owned by the Holder and are being conveyed free and clear of all liens, encumbrances, charges and other claims) and (ii) such other customary documents, instruments and certificates as the Company may reasonably request. Within 90 days after receipt of the Put Exercise Notice, the Company must pay the Put Purchase Price for the Shares by wire transfer of immediately available funds to the account of the Holder described in the Put Exercise Notice. The Company will be entitled to deduct or withhold from any amount owing to the Holder hereunder any applicable withholding, excise or other taxes imposed by applicable law. The Company shall notify the Holder at the time of any such deduction or withholding, including the basis therefor. The Company and the Holder each shall take all actions as may be reasonably necessary to consummate the sale contemplated by this Section, including, without limitation, entering into agreements and delivering certificates and instruments and consents as may be deemed necessary or appropriate. The provisions of Section 3 of this Amendment will survive termination of the Agreement.

4.	Identifying a Buyer, Investor or Lender. The Company must (i) engage a third-party investment banking firm or capital formation advisor approved by Lender for the purpose of identifying a prospective buyer of, investor in or lender to the Company or (ii) be in bona fide active negotiations respecting a term sheet for the prospective sale of the Company or for a loan to or equity investment in the Company that would allow the Company to repay the entire Outstanding Advance Balance, Interest, and all other Obligations due under the Agreement. The Company shall use its reasonable best efforts to engage an investment banker pursuant to clause (i) or enter into bona fide active negotiations pursuant to clause (ii) no later than October 31, 2020. The Company agrees to instruct and authorize any investment banker or advisor engaged by the Company to communicate with and report to Lender throughout the sales process. The Company further agrees to take any affirmative steps necessary to waive any confidentiality arrangements between the Company and the investment banker or advisor to the extent such arrangements would otherwise restrict Lender’s access to information about the sales process or communications between the Company and the investment banker or advisor.

5.	Transaction Costs. Pursuant to Section 12.7(ii) of the Agreement, the Company shall promptly reimburse Lender for all fees and expenses relating to this Amendment.

6.	No Other Changes. In all other respects, the Agreement shall remain in full force and effect.

[Signatures on following page]

The parties have executed this Agreement as of the Effective Date.

COMPANY:

T1V, INC.

By:	/s/ Mike Feldman
Mike Feldman, Chief Executive Officer

LENDER:

DECATHLON ALPHA II, L.P.

By:	Decathlon Alpha GP, LLC
Its:	General Partner

By:	/s/ John Borchers
John Borchers, Managing Director

DECATHLON ALPHA III, L.P.

By:	Decathlon Alpha GP, LLC
Its:	General Partner

By:	/s/ John Borchers
John Borchers, Member

Signature page to Fourth Amendment to Revenue Loan and Security Agreement

SCHEDULE 2.3.2(b)

PRO-FORMA PAYMENT SCHEDULE

See attached.

T1 Visions, Inc.

Summary
Total Principal	$1,250,000
Total Interest	$2,596,245
Total Payments	$3,846,245
IRR	23.75%
Projected cash-on-cash mu	3.08	x
Projected term in months	72

Mth	Date	Revenue	Pmt %	Payment	Loan Advancement
0	7/1/15	$695,583	0	0	$500,000
1	7/15/15	$695,583	0.50%	$3,329	$-
2	8/15/15	$695,583	0.50%	$1,111	$-
3	9/15/15	$695,583	0.50%	$1,408	$-
4	10/15/15	$695,583	0.50%	$1,994	$250,000
5	11/15/15	$695,583	0.50%	$1,557	$-
6	12/15/15	$695,583	0.50%	$1,739	$100,000
7	1/15/16	$1,666,667	0.50%	$5,405	$100,000
8	2/15/16	$1,666,667	0.50%	$3,118	$-
9	3/15/16	$1,666,667	0.50%	$2,488	$100,000
10	4/15/16	$1,666,667	0.50%	$2,653	$-
11	5/15/16	$1,666,667	0.50%	$1,664	$100,000
12	6/15/16	$1,666,667	0.50%	$1,690	$100,000
13	7/15/16	$1,666,667	0.50%	$1,793	$-
14	8/15/16	$1,666,667	0.50%	$2,220	$-
15	9/15/16	$1,666,667	0.50%	$2,166	$-
16	10/15/16	$1,666,667	0.50%	$4,442	$-
17	11/15/16	$1,666,667	0.50%	$2,966	$-
18	12/15/16	$1,666,667	0.50%	$2,333	$-
19	1/15/17	$3,715,800	0.50%	$2,595	$-
20	2/15/17	$3,715,800	0.50%	$1,507	$-
21	3/15/17	$3,715,800	0.50%	$1,517	$-
22	4/15/17	$3,715,800	0.50%	$2,248	$-
23	5/15/17	$3,715,800	1.00%	$2,816	$-
24	6/15/17	$3,715,800	1.00%	$3,128	$-
25	7/15/17	$3,715,800	1.00%	$7,562	$-
26	8/15/17	$3,715,800	1.00%	$4,553	$-
27	9/15/17	$3,715,800	1.00%	$5,586	$-
28	10/15/17	$3,715,800	1.00%	$4,376	$-
29	11/15/17	$3,715,800	1.00%	$6,483	$-
30	12/15/17	$3,715,800	1.00%	$8,529	$-
31	1/15/18	$7,490,400	1.00%	$6,030	$-
32	2/15/18	$7,490,400	1.00%	$4,805	$-
33	3/15/18	$7,490,400	1.00%	$6,772	$-
34	4/15/18	$7,490,400	1.00%	$7,690	$-
35	5/15/18	$7,490,400	1.00%	$4,529	$-
36	6/15/18	$7,490,400	1.00%	$3,083	$-
37	7/15/18	$7,490,400	1.00%	$11,003	$-
38	8/15/18	$7,490,400	1.00%	$4,643	$-
39	9/15/18	$7,490,400	1.00%	$6,198	$-
40	10/15/18	$7,490,400	1.00%	$9,896	$-
41	11/15/18	$7,490,400	1.00%	$5,965	$-
42	12/15/18	$7,490,400	1.00%	$9,516	$-
43	1/15/19	$8,427,375	1.00%	$8,366	$-
44	2/15/19	$8,427,375	1.00%	$6,544	$-
45	3/15/19	$8,427,375	1.00%	$8,224	$-
46	4/15/19	$8,427,375	1.00%	$15,032	$-
47	5/15/19	$8,427,375	1.00%	$9,964	$-
48	6/15/19	$8,427,375	1.00%	$6,726	$-
49	7/15/19	$8,427,375	1.00%	$9,213	$-
50	8/15/19	$8,427,375	1.00%	$6,400	$-
51	9/15/19	$8,427,375	1.00%	$8,012	$-
52	10/15/19	$8,427,375	1.00%	$13,533	$-
53	11/15/19	$8,427,375	1.00%	$6,847	$-
54	12/15/19	$8,427,375	1.00%	$7,183	$-
55	1/15/20	$9,480,000	1.00%	$13,245	$-
56	2/15/20	$9,480,000	1.00%	$10,850	$-
57	3/15/20	$9,480,000	1.00%	$8,118	$-
58	4/15/20	$9,480,000	1.00%	$8,496	$-
59	5/15/20	$9,480,000	1.00%	$5,425	$-
60	6/15/20	$850,000	1.00%	$3,858	$-
61	7/15/20	$850,000	1.00%	$8,500	$-
62	8/15/20	$850,000	1.00%	$8,500	$-
63	9/15/20	$850,000	1.00%	$8,500	$-
64	10/15/20	$850,000	1.00%	$8,500	$-
65	11/15/20	$850,000	1.00%	$8,500	$-
66	12/15/20	$850,000	1.00%	$8,500	$-
67	1/15/21	$850,000	1.00%	$8,500	$-
68	2/15/21	$850,000	1.00%	$8,500	$-
69	3/15/21	$850,000	1.00%	$8,500	$-
70	4/15/21	$850,000	1.00%	$8,500	$-
71	5/15/21	$850,000	1.00%	$8,500	$-
72	6/15/21	$850,000		$3,421,603	$-

EXHIBIT A
FORM OF WARRANT

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

WARRANT TO PURCHASE SHARES OF STOCK

Effective Date:	________________________________

Company:	T1Visions, Inc., a Delaware corporation

Holder:	[Decathlon Alpha II, L.P. / Decathlon Alpha III, L.P.], a Delaware limited partnership

Exercise Period:	Commencing on the Effective Date and ending on the tenth anniversary thereof.

This certifies that, for value received, Holder, or its registered assigns, is entitled, subject to the provisions and upon the terms and conditions set forth herein, to purchase from the Company, Shares (as defined below), in the amounts, at such times and at the price per share set forth in this Warrant. This Warrant is issued in connection with the transactions described in the Fourth Amendment dated August , 2020 to the Revenue Loan and Security Agreement dated July 1, 2015 by and among the Company and Holder (as amended, the “Loan Agreement”). Capitalized words and phrases used but not defined in this Warrant have the meanings given in the Loan Agreement.

The following is a statement of the rights of the Holder and the conditions to which this Warrant is subject, and to which Holder, by acceptance of this Warrant, agrees:

1. Definitions.

“Applicable Jurisdiction” means Delaware.

“Buyout Percentage” means [   ]%, subject to any adjustments as set forth in Section 2.

“Change of Control” means either (a) a merger or consolidation of Company with or into another entity, or other transaction, following which the stockholders of Company immediately prior to such transaction hold securities representing less than a majority of the voting power of the surviving entity or parent of the surviving entity immediately following such transaction, or (b) the sale, lease, license or other disposition of all or substantially all of Company’s assets.

“Common Stock Equivalents” means shares of the Company’s common stock, securities convertible or exercisable into common stock, or options or rights to purchase common stock or securities convertible or exercisable into common stock.

“Exercise Price” means $0.10 per Share, subject to adjustment pursuant this Warrant.

“Gross Proceeds” means the aggregate consideration directly or indirectly paid or payable to the Company and all shareholders, as well as holders of options, warrants, convertible securities, phantom equity and similar rights (collectively, “Equity Owners”) in connection with or as a result of the Change of Control determined as follows:

(i) In the case of a Change of Control involving the acquisition of equity securities, the Gross Proceeds shall include the total consideration paid or payable to Equity Owners (or the Company in the case of a new issuance), plus the total amount of consideration paid or payable on any outstanding indebtedness for borrowed money (including capitalized leases) of the Company in connection with the Change of Control (without duplication).

(ii) In the case of a Change of Control involving the acquisition of assets, the Gross Proceeds shall include the total consideration paid or payable for the assets acquired plus the amount of all assumed indebtedness for borrowed money (including capitalized leases) in connection with the Change of Control (without duplication).

(iii) In any Change of Control, the Gross Proceeds will include consideration paid or payable to the Company and its Equity Owners under covenants not to compete excluding reasonable amounts payable to employees pursuant to employment agreements and similar agreements; provided, however, that (i) such consideration is paid or payable directly to the Company or among all Equity Owners on a pro-rata basis and (ii) the Holder becomes a party to any agreement containing such covenants to the same extent as the Equity Owners.

(iv) In any Change of Control, the Gross Proceeds will include the aggregate amount of (i) any dividends or distributions declared within 360 days of or in connection with the Change of Control (other than normal recurring cash dividends in amounts or for purposes consistent with past practice), and (ii) payments by the Company to repurchase any outstanding equity securities in connection with the Change of Control.

(v) In any Change of Control, the Gross Proceeds will include amounts payable pursuant to any earnout, royalty or similar arrangement. To the extent payment of any consideration is contingent, the fair market value of the contingent portion of the consideration shall be determined in good faith by Holder and the Company, taking into account the likelihood of payment, and include it in the Gross Proceeds.

(vi) The Gross Proceeds will be deemed to include all forms of consideration, including without limitation, cash and cash equivalents, promissory notes and other evidence of indebtedness, securities and other property. Consideration other than cash and cash equivalents will be valued as follows: (A) promissory notes and other evidence of indebtedness will be valued at face value; (B) common stock and securities convertible into common stock will be valued at fair market value (as determined in good faith by agreement of the Company and Holder); (C) preferred stock will be valued at fair market value (as determined in good faith by agreement of the Company and Holder); and (D) securities and property not referenced above will be valued at fair market value (as determined in good faith by agreement of the Company and Holder).

(vii) If within 360 days of a Change of Control that does not result in the sale of all of the Company’s assets or acquisition by one or more third parties of all of the Company’s equity securities, the Company or its Equity Owners receive additional proceeds in connection with either (A) the sale of a substantial portion of the Company’s assets as of the date the Change of Control occurred or (B) a third party’s acquisition of all of the Company’s equity securities, then such proceeds will be considered Gross Proceeds.

(viii) The Gross Proceeds will exclude costs or expenses paid to third-party advisors in connection with a Change of Control in an amount not exceed five percent (5%) of the aggregate consideration paid or payable to the Company and Equity Owners.

“Shares” means shares of the Company’s common stock; provided, however, if in the event of a Change of Control, the Holder as a holder of the Company’s common stock will not receive an amount equal to the sum of (x) the Buyout Percentage of the Gross Proceeds from a Change of Control plus (y) the Exercise Price, “Shares” shall mean shares of the series of the Company’s preferred stock with the most senior liquidation preference which will result in the Holder after exercise of this Warrant receiving the sum of (x) the Buyout Percentage of the Gross Proceeds from a Change of Control, plus (y) the Exercise Price.

“Warrant” means this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

2. Number of Shares. Subject to any previous exercise of this Warrant, the Holder shall, upon exercise of this Warrant, have the right to receive a number of Shares that will result in the Holder receiving an amount equal to the Buyout Percentage of the Gross Proceeds from a Change of Control plus the Exercise Price. If the number of Common Stock Equivalents outstanding on the date of the exercise of this Warrant exceeds the number of Common Stock Equivalents outstanding on the Effective Date (subject to stock splits, reclassifications, reorganizations, or otherwise), the Buyout Percentage shall be reduced in accordance with the following formula:

BPA=BPB x [CEB/CEA]

Where:

BPA = Buyout Percentage after adjustment under this Section 2.

BPB = Initial Buyout Percentage set forth in Section 1.

CEA = Common Stock Equivalents outstanding immediately prior to the Change of Control.

CEB = Common Stock Equivalents outstanding as of the date hereof.

The following Common Stock Equivalents shall not be considered for the purpose calculating the CEA: (i) Common Stock Equivalents issued, directly or indirectly, for the purpose of diluting the Buyout Percentage; and (ii) exercisable securities of which the exercise price per share exceeds the per share consideration to be received if such securities were exercised immediately prior to the Change of Control.

3. Exercise of the Warrant.

3.1 Exercise. The purchase rights represented by this Warrant may be exercised at the election of the Holder in whole or in part by:

(i) the tender to the Company at its principal office (or such other office or agency as the Company may designate) of a notice of exercise in the form of Exhibit A (the “Notice of Exercise”), duly completed and executed by or on behalf of the Holder, together with the surrender of this Warrant; and

(ii) the payment to the Company of an amount equal to (x) the Exercise Price multiplied by (y) the number of Shares being purchased, by wire transfer or certified, cashier’s or other check acceptable to the Company and payable to the order of the Company, surrender and cancellation of promissory notes or other instruments representing indebtedness of the Company to the Holder, or a combination thereof.

3.2 Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 3.1, if the aggregate amount that the Shares of Holder will receive from the Gross Proceeds is greater than the aggregate Exercise Price (at the date of calculation as set forth below) the Holder may elect to receive a number of Shares equal to the value of this Warrant (or of any portion of this Warrant being canceled) by surrender of this Warrant at the principal office of the Company (or such other office or agency as the Company may designate) together with a properly completed and executed Notice of Exercise reflecting such election, in which event the Company shall issue to the Holder that number of Shares computed using the following formula:

X	=	Y (A – B)
A

Where:

X	=	The number of Shares to be issued to the Holder

Y	=	The number of Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A	=	The amount of Gross Proceeds received by one Share (at the date of such calculation)

B	=	The Exercise Price (as adjusted to the date of such calculation)

3.3 Stock Certificates. The rights under this Warrant shall be deemed to have been exercised and the Shares issuable upon such exercise shall be deemed to have been issued immediately prior to the close of business on the date this Warrant is exercised in accordance with its terms, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as reasonably practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for that number of shares issuable upon such exercise. In the event that the rights under this Warrant are exercised in part and have not expired, the Company shall execute and deliver a new Warrant reflecting the number of Shares that remain subject to this Warrant.

3.4 No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the rights under this Warrant. In lieu of such fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

3.5 Automatic Exercise or Purchase. If the Holder of this Warrant has not elected to exercise this Warrant prior to the expiration of this Warrant pursuant to Section 8(i), then the Company shall, immediately prior to the closing of the Change of Control, pay to the Holder (without any act on the part of the Holder) the amount of securities and/or property (including cash) which the Holder would have been entitled to receive pursuant to such Change of Control if this Warrant had been exercised immediately prior to the effective date of such Change of Control; upon Holder’s receipt of such payment this Warrant shall be automatically terminated in its entirety without any act on the part of the Holder, except to the extent that Holder may be entitled to additional payments pursuant to subpart (vii) of the definition of Gross Proceeds. If the Holder of this Warrant has not elected to exercise this Warrant prior to expiration of this Warrant pursuant to Section 8(ii), 8(iii) or 8(iv), then this Warrant shall automatically (without any act on the part of the Holder) be exercised pursuant to Section 3.2 effective immediately prior to the expiration of the Warrant to the extent such net issue exercise would result in the issuance of Shares, unless Holder earlier provides written notice to the Company that the Holder desires that this Warrant expire unexercised. If this Warrant is automatically exercised, the Company shall notify the Holder of the automatic exercise as soon as reasonably practicable, and the Holder shall surrender the Warrant to the Company in accordance with the terms hereof.

3.6 Reservation of Stock. During the Exercise Period, the Company shall take all reasonable action to reserve and keep available from its authorized and unissued shares of common stock and preferred stock, if applicable, for the purpose of effecting the exercise of this Warrant such number of shares (and shares of common stock for issuance on conversion of such shares) as shall from time to time be sufficient to effect the exercise of the rights under this Warrant; and if at any time the number of authorized but unissued shares of common stock and preferred stock, if applicable, shall not be sufficient for purposes of the exercise of this Warrant in accordance with its terms and the conversion of the Shares, without limitation of such other remedies as may be available to the Holder, the Company will use all reasonable efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized and unissued shares of its common stock and preferred stock, if applicable, (and shares of common stock for issuance on conversion of such shares) to a number of shares as shall be sufficient for such purposes.

3.7 Replacement of the Warrant. Subject to the receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

4. Transfer of the Warrant.

4.1 Warrant Register. The Company shall maintain a register (the “Warrant Register”) containing the name and address of the Holder or Holders. Until this Warrant is transferred on the Warrant Register in accordance herewith, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. Any Holder of this Warrant (or of any portion of this Warrant) may change its address as shown on the Warrant Register by written notice to the Company requesting a change.

4.2 Warrant Agent. The Company may appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 4.1, issuing the Shares or other securities then issuable upon the exercise of the rights under this Warrant, exchanging this Warrant, replacing this Warrant or conducting related activities.

4.3 Transferability of the Warrant. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Securities Act”) and limitations on assignments and transfers, including without limitation compliance with the restrictions on transfer set forth in Section 5, title to this Warrant may be transferred by endorsement (by the transferor and the transferee executing the assignment form attached as Exhibit B (the “Assignment Form”)) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery. Notwithstanding anything herein to the contrary, in no event shall any Holder transfer this Warrant to any person which the Company’s board of directors reasonably determines in good faith to be a competitor of the Company.

4.4 Exchange of the Warrant upon a Transfer. On surrender of this Warrant (and a properly endorsed Assignment Form) for exchange, subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof, and the Company shall register any such transfer upon the Warrant Register. This Warrant (and the securities issuable upon exercise of the rights under this Warrant) must be surrendered to the Company or its warrant or transfer agent, as applicable, as a condition precedent to the sale, pledge, hypothecation or other transfer of any interest in any of the securities represented hereby.

4.5 ~~No~~ Minimum Transfer. ~~Subject to Section 5, this~~This Warrant may not be transferred ~~or assigned~~ in whole or ~~in~~ part ~~by~~unless such transfer is to a transferee who, pursuant to such transfer, receives the ~~Holder~~right to purchase all of the Shares purchasable pursuant to this Warrant.

4.6 Taxes. In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not payable.

5. Restrictions on Transfer of the Warrant and Shares; Compliance with Securities Laws. By acceptance of this Warrant, the Holder agrees to comply with the following:

5.1 Restrictions on Transfers. The Holder may not transfer or assign this Warrant in whole or in part without providing the Company with 10 days prior written notice, and any attempt by Holder to transfer or assign any rights, duties or obligations that arise under this Warrant without such notice shall be void. Any transfer of this Warrant or the Shares or the shares of common stock issuable upon conversion of the Shares (the “Securities”) must be in compliance with all applicable federal and state securities laws. The Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Securities, or any beneficial interest therein, unless and until (a) the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Securities subject to, and to be bound by, the terms and conditions set forth in this Warrant to the same extent as if the transferee were the original Holder hereunder, and (b) (1) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or (2) (A) such Holder shall have given prior written notice to the Company of such Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, (B) the transferee shall have confirmed to the satisfaction of the Company in writing that the Securities are being acquired (i) solely for the transferee’s own account and not as a nominee for any other party, (ii) for investment and (iii) not with a view toward distribution or resale, and shall have confirmed such other matters related thereto as may be reasonably requested by the Company, and (C) if requested by the Company, such Holder shall have furnished the Company, at the Holder’s expense, with an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Securities under the Securities Act whereupon such Holder shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by the Holder to the Company.

5.2 Investment Representation Statement. Unless the rights under this Warrant are exercised pursuant to an effective registration statement under the Securities Act that includes the Shares with respect to which the Warrant was exercised, it shall be a condition to any exercise of the rights under this Warrant that the Holder shall have confirmed to the satisfaction of the Company in writing that the Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale and that the Holder shall have confirmed such other matters related thereto as may be reasonably requested by the Company.

5.3 Securities Law Legend. The Securities shall (unless otherwise permitted by the provisions of this Warrant) be stamped or imprinted with a legend substantially similar to the following (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

5.4 Instructions Regarding Transfer Restrictions. The Holder consents to the Company making a notation on its records and giving instructions to any transfer agent in order to implement the restrictions on transfer established in this Section 5.

5.5 Removal of Legend. The legend referring to federal and state securities laws identified in Section 5.3 stamped on a certificate evidencing the Shares (and the common stock issuable upon conversion thereof) and the stock transfer instructions and record notations with respect to such securities shall be removed and the Company shall issue a certificate without such legend to the holder of such securities if (i) such securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of such securities may be made without registration or qualification.

6. Adjustments. Subject to the expiration of this Warrant pursuant to Section 8, the number and kind of shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

6.1 Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (a “Reorganization”) involving the Company (other than as otherwise provided for herein or as would cause the expiration of this Warrant under Section 8) in which shares of the Company’s stock are converted into or exchanged for securities, cash or other property, then, as a part of such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the kind and amount of securities, cash or other property of the successor corporation resulting from such Reorganization, equivalent in value to that which a holder of the Shares deliverable upon exercise of this Warrant would have been entitled in such Reorganization if the right to purchase the Shares hereunder had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the board of directors of the successor corporation) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of this Warrant.

6.2 Notice of Adjustments. Upon any adjustment in accordance with this Section 6, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

7. Notification of Certain Events. Prior to the expiration of this Warrant pursuant to Section 8, in the event that the Company shall authorize any transaction resulting in the expiration of this Warrant pursuant to Section 8, the Company shall send to the Holder of this Warrant at least ten (10) days prior written notice of the expected effective date of any such event. The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the consent of the Holder of this Warrant.

8. Expiration of the Warrant. This Warrant shall expire and shall no longer be exercisable as of the earlier of:

(i) The Closing of a Change of Control of the Company;

(ii) The voluntary liquidation, dissolution or winding up of the Company;

(iii) Immediately prior to the closing of a firm commitment underwritten initial public offering pursuant to an effective registration statement filed under the Securities Act covering the offering and sale of the Company’s common stock; or

(iv) Expiration of the Exercise Period.

9. No Rights as a Stockholder. Nothing contained herein shall entitle the Holder to any rights as a stockholder of the Company or to be deemed the holder of any securities that may at any time be issuable on the exercise of the rights hereunder for any purpose nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or any other rights of a stockholder of the Company until the rights under the Warrant shall have been exercised and the Shares purchasable upon exercise of the rights hereunder shall have become deliverable as provided herein.

10. Representations and Warranties of the Holder. By acceptance of this Warrant, the Holder represents and warrants to the Company as follows:

10.1 No Registration. The Holder understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed herein or otherwise made pursuant hereto.

10.2 Investment Intent. The Holder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Holder has no present intention of selling, granting any participation in, or otherwise distributing the Securities, nor does it have any contract, undertaking, agreement or arrangement for the same.

10.3 Investment Experience. The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.

10.4 Speculative Nature of Investment. The Holder understands and acknowledges that the Company has a limited financial and operating history and that its purchase of this Warrant is highly speculative and involves substantial risks. The Holder can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

10.5 Access to Data. The Holder has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Holder believes that it has received all the information that it considers necessary or appropriate for deciding whether to acquire the Securities. The Holder understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. The Holder acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

10.6 Accredited Investor. The Holder is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company.

10.7 Residency. The residency of the Holder (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the signature page hereto.

10.8 Restrictions on Resales. The Holder acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of shares being sold during any three-month period not exceeding specified limitations; the sale being effected through a “broker’s transaction,” a transaction directly with a “market maker” or a “riskless principal transaction” (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. The Holder acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Holder wishes to sell the Securities and that, in such event, the Holder may be precluded from selling the Securities under Rule 144 even if the other applicable requirements of Rule 144 have been satisfied. The Holder acknowledges that, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities. The Holder understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

10.9 No Public Market. The Holder understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

10.10 Brokers and Finders. The Holder has not engaged any brokers, finders or agents in connection with the Securities, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by the Holder, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Securities.

10.11 Legal Counsel. The Holder and the Company have both had the opportunity to review this Warrant, the exhibits and schedules attached hereto and the transactions contemplated by this Warrant with their respective legal counsel.

10.12 Tax Advisors. The Holder and the Company have both independently reviewed with their respective tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Warrant. With respect to such matters, each relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral.

11. Miscellaneous.

11.1 Amendments. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Warrant and signed by the Company and the Holder.

11.2 Waivers. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.

11.3 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail (if to the Holder) or otherwise delivered by hand, messenger or courier service addressed:

(i) if to the Holder, to the Holder at the Holder’s address or facsimile number as shown in the Company’s records, as may be updated in accordance with the provisions hereof, or until any such Holder so furnishes an address, facsimile number, then to and at the address, facsimile number of the last holder of this Warrant for which the Company has contact information in its records; with a copy to Kevin Spreng, Fredrikson & Byron, P.A. 200 South Sixth Street, Minneapolis, MN 55402; or

(ii) if to the Company, to the attention of the Chief Executive Officer of the Company at the Company’s address as shown on the signature page hereto, or at such other address as the Company shall have furnished to the Holder.

All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. In the event of any conflict between the Company’s books and records and this Warrant or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

11.4 Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the Applicable Jurisdiction, without regard to the conflicts of law provisions.

11.5 Jurisdiction and Venue. If Holder initiates a claim in connection with any matter based upon or arising out of this Warrant or the matters contemplated herein, each of Holder and Company irrevocably consents to the exclusive jurisdiction and venue of any federal court within Charlotte, North Carolina, and agrees that process may be served upon them in any manner authorized by the laws of North Carolina for such persons. If the Company initiates a claim in connection with any matter based upon or arising out of this Warrant or the matters contemplated herein or therein, each of Holder and Company irrevocably consents to the exclusive jurisdiction and venue of any federal court within Palo Alto, California, and agrees that process may be served upon them in any manner authorized by the laws of California for such persons.

11.6 Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

11.7 Severability. If any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Warrant, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision. The balance of this Warrant shall be enforceable in accordance with its terms.

11.8 Waiver of Jury Trial. EACH OF THE HOLDER AND THE COMPANY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS WARRANT.

11.9 Rights and Obligations Survive Exercise of the Warrant. Except as otherwise provided herein, the rights and obligations of the Company and the Holder under this Warrant shall survive exercise of this Warrant.

11.10 Entire Agreement. Except as expressly set forth herein, this Warrant (including the exhibits attached hereto) constitutes the entire agreement and understanding of the Company and the Holder with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

The signature page follows.

The Company and the Holder sign this Warrant as of the Effective Date.

T1VISIONS, INC.

By:
Name:
Title:

Address:
10430 Harris Oaks Boulevard, Suite F
Charlotte, North Carolina 28269

Email address: ______________________________

AGREED AND ACKNOWLEDGED,

[DECATHLON ALPHA II, L.P. / DECATHLON ALPHA III, L.P.]

By:	[Decathlon Alpha GP II, LLC / Decathlon Alpha GP II, LLC]
Its:	General Partner

By:
Name:
Title:

Address:

1441 West Ute Boulevard, Suite 240

Park City, Utah 84098

Email address:

EXHIBIT A
NOTICE OF EXERCISE

TO:	T1VISIONS, INC. (the “Company”)
Attention:	Chief Executive Officer

1.	Exercise. The undersigned elects to purchase the following pursuant to the terms of the attached warrant:
Number of shares:
Type of security:

2.	Method of Exercise. The undersigned elects to exercise the attached warrant pursuant to:
☐	A cash payment or cancellation of indebtedness, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.
☐	The net issue exercise provisions of Section 3.2 of the attached warrant.

3.	Stock Certificate. Please issue a certificate or certificates representing the shares in the name of:
☐	The undersigned
☐	Other—Name:
Address:

4.	Unexercised Portion of the Warrant. Please issue a new warrant for the unexercised portion of the attached warrant in the name of: ☐ The undersigned

☐	Other—Name:
Address:

☐	Not applicable

5.	Investment Intent. The undersigned represents and warrants that the aforesaid shares are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties of the undersigned set forth in Section 11 of the attached warrant are true and correct as of the date hereof.

(Print name of the warrant holder)

(Signature)

(Name and title of signatory, if applicable)

(Date)

(Email address)

EXHIBIT B
ASSIGNMENT FORM

ASSIGNOR:
COMPANY:	T1VISIONS, INC. (THE “COMPANY”)
WARRANT:	THE WARRANT TO PURCHASE SHARES OF STOCK HELD BY ASSIGNOR (THE “WARRANT”)

DATE:

1. Assignment. The undersigned registered holder of the Warrant (“Assignor”) assigns and transfers to the assignee named below (“Assignee”) all of the rights of Assignor under the Warrant:

Name of Assignee:
Address of Assignee:

and does irrevocably constitute and appoint                                               as attorney to make such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.

2. Obligations of Assignee. Assignee agrees to take and hold the Warrant and any shares of stock to be issued upon exercise of the rights thereunder (and any shares issuable upon conversion thereof) (the “Securities”) subject to, and to be bound by, the terms and conditions set forth in the Warrant to the same extent as if Assignee were the original holder thereof.

3. Investment Intent. Assignee represents and warrants that the Securities are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that Assignee has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties set forth in Section 11 of the Warrant are true and correct as to Assignee as of the date hereof.

Assignor and Assignee are signing this Assignment Form on the date first set forth above.

ASSIGNOR	ASSIGNEE

(Print name of Assignor)	(Print name of Assignee)

(Signature of Assignor)	(Signature of Assignee)

(Print name of signatory, if applicable)	(Print name of signatory, if applicable)

(Print title of signatory, if applicable)	(Print title of signatory, if applicable)

(Address)	(Address)

FIFTH AMENDMENT TO REVENUE LOAN AND SECURITY AGREEMENT

This fifth amendment (this “Amendment”) to that certain Revenue Loan and Security Agreement dated July I, 2015, as amended by First Amendment dated November 10, 2015, Second Amendment dated March 10, 2016, Third Amendment dated September, 12, 2017, and Fourth Amendment dated September 16, 2020 (collectively, the “Agreement”), by and between TlV, Inc., a Delaware corporation (the “Company”), Decathlon Alpha II, L.P., a Delaware limited partnership (“Decathlon II”), and Decathlon Alpha III, L.P., a Delaware limited partnership (“Decathlon III,” and together with Decathlon, “Lender”) is effective April 26, 2021 (the “Fifth Amendment Date”). Unless otherwise defined herein, all capitalized terms have the meanings given to them in the Agreement.

The Company and Lender desire to amend certain terms of the Agreement as set forth below. The Company and Lender hereby agree as follows:

1.	Amendments.

1.1.	Definitions. The following definitions set forth in Article 11 of the Agreement are hereby amended and restated in their entirety to read as follows:

“Maturity Date” means the earlier of: (i) October 15, 2021, (ii) immediately prior to a Change of Control, or (iii) acceleration of the Obligations as provided in Article 8.

1.2.	Schedule 2.3.2(b). An amended and restated Schedule 2.3.2(b) to the Agreement is attached hereto as Schedule 2.3.2(b).

2.	Catch-Up Payments. Commencing on June 15, 2021 and continuing thereafter until maturity or earlier prepayment in full of the Advances, Company shall pay to Lender on the 15th day of each month (or the next business day if such date is not a business day (each a “Payment Date”), by wire transfer or Automated Clearing House (ACH) transfer to the Lender Account described on Schedule 2.3.2/a) of the Agreement, a fixed amount equal to $40,000 (the “Catch-Up Payments” ).The Catch-Up Payments are required to be paid to Lender in addition to (and not in lieu of) the monthly payments required by Section 2.3.2 of the Agreement. Catch-Up Payments made by ACH transfer must be initiated no later than three (3) business days prior to the applicable Payment Date. The Catch-Up Payments will be for application against the Outstanding Advance Balance, together with Interest (with all payments being applied first to expenses incurred by the Lender, then to accrued interest, and finally to principal).

3.	Transaction Costs. Pursuant to Section 12.7(ii) of the Agreement, the Company shall promptly reimburse Lender for all fees and expenses relating to this Amendment.

4.	No Other Changes. In all other respects, the Agreement shall remain in fulL force and effect.

[Signatures on following page}

The parties have executed this Amendment as of the Fifth Amendment Date.

COMPANY:

T1V, INC.

By:	/s/ Mike Feldman
Mike Feldman, Chief Executive Officer

LENDER:

DECATHLON ALPHA II, L.P.

By:	Decathlon Alpha GP, LLC
Its:	General Partner

By:	/s/ John Borchers
John Borchers, Managing Director

DECATHLON ALPHA III, L.P.

By:	Decathlon Alpha GP, LLC
Its:	General Partner

By:	/s/ John Borchers
John Borchers, Managing Director

Signature page to Fifth Amendment to Revenue Loan and Security Agreement

SCHEDULE 2.3.2(b)

PRO-FORMA PAYMENT SCHEDULE

See attached

T1 Visions, Inc.

Summary
Total Principal	$1,250,000
Total Interest	$2,843,452
Total Payments	$4,093,452
IRR	23.75%
Projected cash-on-cash mu	3.27	x
Projected term in months	76

Mth	Date	Revenue	Pmt %	Payment	Loan Advancement
0	7/1/15	$695,583			$500,000
1	7/15/15	$695,583	0.50%	$3,329	$-
2	8/15/15	$695,583	0.50%	$1,111	$-
3	9/15/15	$695,583	0.50%	$1,408	$-
4	10/15/15	$695,583	0.50%	$1,994	$250,000
5	11/15/15	$695,583	0.50%	$1,557	$-
6	12/15/15	$695,583	0.50%	$1,739	$100,000
7	1/15/16	$1,666,667	0.50%	$5,405	$100,000
8	2/15/16	$1,666,667	0.50%	$3,118	$-
9	3/15/16	$1,666,667	0.50%	$2,488	$100,000
10	4/15/16	$1,666,667	0.50%	$2,653	$-
11	5/15/16	$1,666,667	0.50%	$1,664	$100,000
12	6/15/16	$1,666,667	0.50%	$1,690	$100,000
13	7/15/16	$1,666,667	0.50%	$1,793	$-
14	8/15/16	$1,666,667	0.50%	$2,220	$-
15	9/15/16	$1,666,667	0.50%	$2,166	$-
16	10/15/16	$1,666,667	0.50%	$4,442	$-
17	11/15/16	$1,666,667	0.50%	$2,966	$-
18	12/15/16	$1,666,667	0.50%	$2,333	$-
19	1/15/17	$3,715,800	0.50%	$2,595	$-
20	2/15/17	$3,715,800	0.50%	$1,507	$-
21	3/15/17	$3,715,800	0.50%	$1,517	$-
22	4/15/17	$3,715,800	0.50%	$2,248	$-
23	5/15/17	$3,715,800	1.00%	$2,816	$-
24	6/15/17	$3,715,800	1.00%	$3,128	$-
25	7/15/17	$3,715,800	1.00%	$7,562	$-
26	8/15/17	$3,715,800	1.00%	$4,553	$-
27	9/15/17	$3,715,800	1.00%	$5,586	$-
28	10/15/17	$3,715,800	1.00%	$4,376	$-
29	11/15/17	$3,715,800	1.00%	$6,483	$-
30	12/15/17	$3,715,800	1.00%	$8,529	$-
31	1/15/18	$7,490,400	1.00%	$6,030	$-
32	2/15/18	$7,490,400	1.00%	$4,805	$-
33	3/15/18	$7,490,400	1.00%	$6,772	$-
34	4/15/18	$7,490,400	1.00%	$7,690	$-
35	5/15/18	$7,490,400	1.00%	$4,529	$-
36	6/15/18	$7,490,400	1.00%	$3,083	$-
37	7/15/18	$7,490,400	1.00%	$11,003	$-
38	8/15/18	$7,490,400	1.00%	$4,643	$-
39	9/15/18	$7,490,400	1.00%	$6,198	$-
40	10/15/18	$7,490,400	1.00%	$9,896	$-
41	11/15/18	$7,490,400	1.00%	$5,965	$-
42	12/15/18	$7,490,400	1.00%	$9,516	$-
43	1/15/19	$8,427,375	1.00%	$8,366	$-
44	2/15/19	$8,427,375	1.00%	$6,544	$-
45	3/15/19	$8,427,375	1.00%	$8,224	$-
46	4/15/19	$8,427,375	1.00%	$15,032	$-
47	5/15/19	$8,427,375	1.00%	$9,964	$-
48	6/15/19	$8,427,375	1.00%	$6,726	$-
49	7/15/19	$8,427,375	1.00%	$9,213	$-
50	8/15/19	$8,427,375	1.00%	$6,400	$-
51	9/15/19	$8,427,375	1.00%	$8,012	$-
52	10/15/19	$8,427,375	1.00%	$13,533	$-
53	11/15/19	$8,427,375	1.00%	$6,847	$-
54	12/15/19	$8,427,375	1.00%	$7,183	$-
55	1/15/20	$9,480,000	1.00%	$13,245	$-
56	2/15/20	$9,480,000	1.00%	$10,850	$-
57	3/15/20	$9,480,000	1.00%	$8,118	$-
58	4/15/20	$9,480,000	1.00%	$8,496	$-
59	5/15/20	$9,480,000	1.00%	$5,425	$-
60	6/15/20	$850,000	1.00%	$3,858	$-
61	7/15/20	$850,000	1.00%	$8,687	$-
62	8/15/20	$850,000	1.00%	$5,788	$-
63	9/15/20	$850,000	1.00%	$6,096	$-
64	10/15/20	$850,000	1.00%	$5,656	$-
65	11/15/20	$850,000	1.00%	$6,654	$-
66	12/15/20	$850,000	1.00%	$6,998	$-
67	1/15/21	$850,000	1.00%	$7,527	$-
68	2/15/21	$850,000	1.00%	$6,105	$-
69	3/15/21	$850,000	1.00%	$6,579	$-
70	4/15/21	$850,000	1.00%	$8,500	$-
71	5/15/21	$850,000	1.00%	$8,500	$-
72	6/15/21	$850,000	1.00%	$48,500	$-
73	7/15/21	$850,000	1.00%	$48,500	$-
74	8/15/21	$850,000	1.00%	$48,500	$-
75	9/15/21	$850,000	1.00%	$48,500	$-
76	10/15/21	$850,000		$3,491,220	$-

Execution Version

SIXTH AMENDMENT TO REVENUE LOAN AND SECURITY AGREEMENT

This sixth amendment (this “Amendment”) to that certain Revenue Loan and Security Agreement dated July 1, 2015, as amended by First Amendment dated November 10, 2015, Second Amendment dated March 10, 2016, Third Amendment dated September 12, 2017, Fourth Amendment dated September 16, 2020, and Fifth Amendment dated April 26, 2021 (collectively, the “Agreement”), by and between T1V, Inc., a Delaware corporation (the “Company”), Decathlon Alpha II, L.P., a Delaware limited partnership (“Decathlon II”), and Decathlon Alpha III, L.P., a Delaware limited partnership (“Decathlon III,” and together with Decathlon, “Lender”) is effective November 30, 2021 (the “Sixth Amendment Date”). Unless otherwise defined herein, all capitalized terms have the meanings given to them in the Agreement.

The Company and Lender desire to amend certain terms of the Agreement as set forth below to facilitate additional debt financing in the form of a $1.0 million facility from Liquid Capital Exchange, Inc. and up to four tranches of debt, each in the amount of $625,000 from Evergreen Capital Management LLC (“Evergreen”), the proceeds of which will be used to refinance the Company’s indebtedness to Pacific Western Bank, to make certain paydowns as described below, and to support operations. The Company and Lender hereby agree as follows:

1.	Amendments.

1.1.	Definitions. The following definitions set forth in Article 11 of the Agreement are hereby amended and restated in their entirety to read as follows:

“Maturity Date” means the earlier of: (i) June 15, 2022, (ii) immediately prior to a Change of Control, or (iii) acceleration of the Obligations as provided in Article 8.

“Senior Indebtedness” means all secured Indebtedness of Company, now existing or hereafter arising, to Pacific Western Bank; and, only upon the payment in full of the Pacific Western Bank Indebtedness, (i) all secured Indebtedness of Company now existing or hereafter arising to Liquid Capital Exchange, Inc. (“Liquid Capital”) or its affiliates up to the maximum amount of $1,000,000, and (ii) the second tranche of secured Indebtedness owed by the Company to Evergreen Capital Management LLC (“Evergreen”) in the maximum amount of $625,000, between the Company and Evergreen in each case the rights and responsibilities of Lender, Liquid Capital. and Evergreen being governed by the terms of an applicable intercreditor agreement.

1.2.	Schedule 2.3.2(b). An amended and restated Schedule 2.3.2(b) to the Agreement is attached hereto as Schedule 2.3.2(b).

1.3.	Section 5.19. Section 5.19 shall be amended and restated in its entirety to read as follows:

Senior Indebtedness Cap. In no case shall the aggregate amount of all Senior Indebtedness exceed an amount equal to $1,625,000 (the “Senior Indebtedness Cap”).

2.	Paydowns.

2.1.	Company shall pay to Lender by wire transfer or Automated Clearing House (ACH) transfer to the Lender Account described on Schedule 2.3.2(a) of the Agreement the following amounts (the “Paydowns”):

a.	$1,000,000 (the “First Paydown”). The First Paydown shall be made on the later of: (i) the date the Company’s obligations to Pacific Western Bank are paid in full, and (ii) the date Lender and Liquid Capital execute a subordination agreement providing for Lender to subordinate to Liquid Capital (x) any security interest or lien that Lender may have in any assets of the Company, and (y) Lender’s right of payment to all obligations of the Company to Lender.

b.	$312,500 (the “Second Paydown”). The Second Paydown shall be made on the later of: (i) the date the Company’s obligations to Pacific Western Bank are paid in full, and (ii) five business days after the Company’s receipt of the first tranche of financing from Evergreen in the amount of $625,000.

c.	$312,500 (the “Third Paydown”). The Third Paydown shall be made upon Decathlon and Evergreen executing a subordination agreement providing for Decathlon to subordinate to a second tranche of financing from Evergreen in the amount of $625,000.

d.	$312,500 (the “Fourth Paydown”). The Fourth Paydown shall be made five business days after the Company’s receipt of the third tranche of financing from Evergreen in the amount of $625,000.

e.	$312,500 (the “Fifth Paydown”). The Fourth Paydown shall be made five business days after the Company’s receipt of the fourth tranche of financing from Evergreen in the amount of $625,000.

2.2.	The Paydowns are required to be paid to Lender in addition to (and not in lieu of) the monthly payments required by Section 2.3.2 of the Agreement and the Catch-Up Payments required by the Fifth Amendment.

2.3.	The Paydowns will be applied against the Outstanding Advance Balance, together with Interest (with all payments being applied first to expenses incurred by the Lender, then to accrued interest, and finally to principal).

3.	Transaction Costs. Pursuant to Section 12.7(ii) of the Agreement, the Company shall promptly reimburse Lender for all fees and expenses relating to this Amendment.

4.	No Other Changes. In all other respects, the Agreement shall remain in full force and effect.

[Signatures on following page]

The parties have executed this Amendment as of the Sixth Amendment Date.

COMPANY:

T1V, INC.

By:	/s/ Mike Feldman
Mike Feldman, Chief Executive Officer

LENDER:

DECATHLON ALPHA II, L.P.

By:	Decathlon Alpha GP, LLC
Its:	General Partner

By:	/s/ John Borchers
John Borchers, Managing Director

DECATHLON ALPHA III, L.P.

By:	Decathlon Alpha GP III, LLC
Its:	General Partner

By:	/s/ John Borchers
John Borchers, Managing Director

Signature page to Sixth Amendment to Revenue Loan and Security Agreement

SCHEDULE 2.3.2(b)

PRO-FORMA PAYMENT SCHEDULE

T1 Visions, Inc.

Summary
Total Principal	$1,250,000
Total Interest	$3,376,440
Total Payments	$4,626,440
IRR	23.75%
Projected cash-on-cash multiple	3.70	x
Projected term in months	84

Mth	Date	Revenue	Pmt %	Payment	Loan Advancement Summary
0	7/1/2015	$695,583			$500,000
1	7/15/2015	$695,583	0.50%	$3,329	$-
2	8/15/2015	$695,583	0.50%	$1,111	$-
3	9/15/2015	$695,583	0.50%	$1,408	$150,000
4	10/15/2015	$695,583	0.50%	$1,994	$100,000
5	11/15/2015	$695,583	0.50%	$1,557	$100,000
6	12/15/2015	$695,583	0.50%	$1,739	$-
7	1/15/2016	$1,666,667	0.50%	$5,405	$100,000
8	2/15/2016	$1,666,667	0.50%	$3,118	$-
9	3/15/2016	$1,666,667	0.50%	$2,488	$100,000
10	4/15/2016	$1,666,667	0.50%	$2,653	$100,000
11	5/15/2016	$1,666,667	0.50%	$1,664	$100,000
12	6/15/2016	$1,666,667	0.50%	$1,690	$-
13	7/15/2016	$1,666,667	0.50%	$1,793	$-
14	8/15/2016	$1,666,667	0.50%	$2,220	$-
15	9/15/2016	$1,666,667	0.50%	$2,166	$-
16	10/15/2016	$1,666,667	0.50%	$4,442	$-
17	11/15/2016	$1,666,667	0.50%	$2,966	$-
18	12/15/2016	$1,666,667	0.50%	$2,333	$-
19	1/15/2017	$3,715,800	0.50%	$2,595	$-
20	2/15/2017	$3,715,800	0.50%	$1,507	$-
21	3/15/2017	$3,715,800	0.50%	$1,517	$-
22	4/15/2017	$3,715,800	0.50%	$2,248	$-
23	5/15/2017	$3,715,800	1.00%	$2,816	$-
24	6/15/2017	$3,715,800	1.00%	$3,128	$-
25	7/15/2017	$3,715,800	1.00%	$7,562	$-
26	8/15/2017	$3,715,800	1.00%	$4,553	$-
27	9/15/2017	$3,715,800	1.00%	$5,586	$-
28	10/15/2017	$3,715,800	1.00%	$4,376	$-
29	11/15/2017	$3,715,800	1.00%	$6,483	$-
30	12/15/2017	$3,715,800	1.00%	$8,529	$-
31	1/15/2018	$7,490,400	1.00%	$6,030	$-
32	2/15/2018	$7,490,400	1.00%	$4,805	$-
33	3/15/2018	$7,490,400	1.00%	$6,772	$-
34	4/15/2018	$7,490,400	1.00%	$7,690	$-
35	5/15/2018	$7,490,400	1.00%	$4,529	$-
36	6/15/2018	$7,490,400	1.00%	$3,083	$-
37	7/15/2018	$7,490,400	1.00%	$11,003	$-
38	8/15/2018	$7,490,400	1.00%	$4,643	$-
39	9/15/2018	$7,490,400	1.00%	$6,198	$-
40	10/15/2018	$7,490,400	1.00%	$9,896	$-
41	11/15/2018	$7,490,400	1.00%	$5,965	$-
42	12/15/2018	$7,490,400	1.00%	$9,516	$-
43	1/15/2019	$8,427,375	1.00%	$8,366	$-
44	2/15/2019	$8,427,375	1.00%	$6,544	$-
45	3/15/2019	$8,427,375	1.00%	$8,224	$-
46	4/15/2019	$8,427,375	1.00%	$15,032	$-
47	5/15/2019	$8,427,375	1.00%	$9,964	$-
48	6/15/2019	$8,427,375	1.00%	$6,726	$-
49	7/15/2019	$8,427,375	1.00%	$9,213	$-
50	8/15/2019	$8,427,375	1.00%	$6,400	$-

Mth	Date	Revenue	Pmt %	Payment	Loan Advancement Summary
51	9/15/2019	$8,427,375	1.00%	$8,012	$-
52	10/15/2019	$8,427,375	1.00%	$13,533	$-
53	11/15/2019	$8,427,375	1.00%	$6,847	$-
54	12/15/2019	$8,427,375	1.00%	$7,183	$-
55	1/15/2020	$9,480,000	1.00%	$13,245	$-
56	2/15/2020	$9,480,000	1.00%	$10,850	$-
57	3/15/2020	$9,480,000	1.00%	$8,118	$-
58	4/15/2020	$9,480,000	1.00%	$8,496	$-
59	5/15/2020	$9,480,000	1.00%	$5,425	$-
60	6/15/2020	$850,000	1.00%	$3,858	$-
61	7/15/2020	$850,000	1.00%	$8,687	$-
62	8/15/2020	$850,000	1.00%	$5,788	$-
63	9/15/2020	$850,000	1.00%	$6,096	$-
64	10/15/2020	$850,000	1.00%	$5,656	$-
65	11/15/2020	$850,000	1.00%	$6,654	$-
66	12/15/2020	$850,000	1.00%	$6,998	$-
67	1/15/2021	$850,000	1.00%	$7,527	$-
68	2/15/2021	$850,000	1.00%	$6,105	$-
69	3/15/2021	$850,000	1.00%	$6,579	$-
70	4/15/2021	$850,000	1.00%	$6,639	$-
71	5/15/2021	$850,000	1.00%	$6,634	$-
72	6/15/2021	$850,000	1.00%	$46,480	$-
73	7/15/2021	$850,000	1.00%	$48,646	$-
74	8/15/2021	$850,000	1.00%	$46,591	$-
75	9/15/2021	$850,000	1.00%	$48,749	$-
76	10/15/2021	$850,000	1.00%	$46,528	$-
77	11/15/2021	$850,000	1.00%	$46,919	$-
78	12/15/2021	$850,000	1.00%	$48,500	$-
79	1/15/2022	$850,000	1.00%	$48,500	$-
80	2/15/2022	$850,000	1.00%	$48,500	$-
81	3/15/2022	$850,000	1.00%	$48,500	$-
82	4/15/2022	$850,000	1.00%	$48,500	$-
83	5/15/2022	$850,000	1.00%	$48,500	$-
84	6/15/2022	$850,000		$3,647,022	$-

Execution Copy

SEVENTH AMENDMENT TO REVENUE LOAN AND SECURITY AGREEMENT

This seventh amendment (this “Amendment”) to that certain Revenue Loan and Security Agreement dated July 1, 2015, as amended by First Amendment dated November 10, 2015, Second Amendment dated March 10, 2016, Third Amendment dated September 12, 2017, Fourth Amendment dated September 16, 2020, Fifth Amendment dated April 26, 2021, and Sixth Amendment dated November 30, 2021 (collectively, the “Agreement”), by and between T1V, Inc., a Delaware corporation (the “Company”), Decathlon Alpha II, L.P., a Delaware limited partnership (“Decathlon II”), and Decathlon Alpha III, L.P., a Delaware limited partnership (“Decathlon III,” and together with Decathlon, “Lender”) is effective April 27, 2022 (the “Seventh Amendment Date”). Unless otherwise defined herein, all capitalized terms have the meanings given to them in the Agreement.

The Company and Lender desire to amend certain terms of the Agreement as set forth below including amendment of Schedule 2.3.2(b) and add certain paydowns as described below. The Company and Lender hereby agree as follows:

1.	Amendments.

1.1.	Definitions.

a.	The following definitions set forth in Article 11 of the Agreement are hereby amended and restated in their entirety to read as follows:

“Maturity Date” means the earlier of: (i) June 30, 2023, (ii) immediately prior to a Change of Control, or (iii) acceleration of the Obligations as provided in Article 8.

“Applicable Revenue Percentage” is as set forth in Section 2.3.3.

b.	The following definition shall be added to Article 11 of the Agreement.

“IPO” means the completion of a firm commitment underwritten initial public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of the Company’s common stock.

1.2.	Section 2.3.3. Section 2.3.3 shall be amended and restated in its entirety by the following:

2.3.3	Applicable Revenue Percentage

(i) Between April 1, 2022 and July 31, 2022, the Applicable Revenue Percentage is not applicable, and the payment for such month shall be as set forth on Schedule 2.3.2(b).

(ii) Between August 1, 2022 and the Maturity Date (inclusive) the Applicable Revenue Percentage will be 3.00% of Revenue for all payments due during any month within such period.

1.3.	Schedule 2.3.2(b). An amended and restated Schedule 2.3.2(b) to the Agreement is attached hereto as Schedule 2.3.2(b).

1.4.	Schedule 6.2. An amended and restated Schedule 6.2 to the Agreement is attached hereto as Schedule 6.2.

2.	Paydowns.

2.1.	Following the closing of the IPO, Company shall pay to Lender by wire transfer or Automated Clearing House (ACH) transfer to the Lender Account described on Schedule 2.3.2(a) of the Agreement the following amounts (the “IPO Paydowns”):

a.	50% of the amount of the outstanding Obligations as of such date (the “First Paydown”). The Company shall make the First Paydown no later than five (5) days following the closing of the IPO.

b.	The balance of all outstanding Obligations (the “Second Paydown”). The Company shall make the Second Paydown no later 90 days following the closing of the IPO.

2.2.	The First Paydown is required to be paid to Lender in addition to (and not in lieu of) the monthly payments required by Section 2.3.2 of the Agreement.

3.	IPO Deferral Fee. If the Company does not close an IPO on or before December 31, 2022 and any of the Obligations remain unsatisfied, an amount equal to $250,000 shall be added to the Obligations and shall be due and payable upon the Maturity Date.

4.	Catch-Up Payments. The parties acknowledge and agree that the Catch-Up Payments required by the Fifth Amendment were not, and will not be payable, after December 15, 2021.

5.	Gross Proceeds Warrant. In consideration of Lender’s agreement to extend the Maturity Date and make other amendments to the Agreement pursuant to this Amendment, the Company shall issue to Lender one or more gross proceeds warrants in the form attached as Exhibit A (the “2022 Warrant(s)”) at the time and with an aggregate “Buyout Percentage” (as defined in the 2022 Warrant(s)) equal to 0.25%:

6.	Transaction Costs. Pursuant to Section 12.7(ii) of the Agreement, the Company shall promptly reimburse Lender an amount equal to $1,000 for all fees and expenses relating to this Amendment.

7.	No Other Changes. In all other respects, the Agreement shall remain in full force and effect.

[Signatures on following page]

The parties have executed this Amendment as of the Seventh Amendment Date.

COMPANY:

T1V, INC.

By:	/s/ Mike Feldman
Mike Feldman, Chief Executive Officer

LENDER:

DECATHLON ALPHA II, L.P.

By:	Decathlon Alpha GP, LLC
Its:	General Partner

By:	/s/ John Borchers
John Borchers, Managing Director

DECATHLON ALPHA III, L.P.

By:	Decathlon Alpha GP III, LLC
Its:	General Partner

By:	/s/ John Borchers
John Borchers, Managing Director

Signature page to Seventh Amendment to Revenue Loan and Security Agreement

SCHEDULE 2.3.2(b)

PRO-FORMA PAYMENT SCHEDULE

See attached.

T1 Visions, Inc.

Summary
Total Principal	$ 1 ,250,000
Total Interest	$ 3 ,903,623
Total Payments	$ 5 ,153,623
IRR	23.75%
Projected cash-on-cash multiple	4.12	x
Projected term in months	97

Mth	Date	Revenue	Pmt %	Payment	Loan Advancement
0	7/1/2015	$695,583			$500,000
1	7/15/2015	$695,583	0.50%	$3,329	$-
2	8/15/2015	$695,583	0.50%	$1,111	$-
3	9/15/2015	$695,583	0.50%	$1,408	$150,000
4	10/15/2015	$695,583	0.50%	$1,994	$100,000
5	11/15/2015	$695,583	0.50%	$1,557	$100,000
6	12/15/2015	$695,583	0.50%	$1,739	$-
7	1/15/2016	$1,666,667	0.50%	$5,405	$100,000
8	2/15/2016	$1,666,667	0.50%	$3,118	$-
9	3/15/2016	$1,666,667	0.50%	$2,488	$100,000
10	4/15/2016	$1,666,667	0.50%	$2,653	$100,000
11	5/15/2016	$1,666,667	0.50%	$1,664	$100,000
12	6/15/2016	$1,666,667	0.50%	$1,690	$-
13	7/15/2016	$1,666,667	0.50%	$1,793	$-
14	8/15/2016	$1,666,667	0.50%	$2,220	$-
15	9/15/2016	$1,666,667	0.50%	$2,166	$-
16	10/15/2016	$1,666,667	0.50%	$4,442	$-
17	11/15/2016	$1,666,667	0.50%	$2,966	$-
18	12/15/2016	$1,666,667	0.50%	$2,333	$-
19	1/15/2017	$3,715,800	0.50%	$2,595	$-
20	2/15/2017	$3,715,800	0.50%	$1,507	$-
21	3/15/2017	$3,715,800	0.50%	$1,517	$-
22	4/15/2017	$3,715,800	0.50%	$2,248	$-
23	5/15/2017	$3,715,800	1.00%	$2,816	$-
24	6/15/2017	$3,715,800	1.00%	$3,128	$-
25	7/15/2017	$3,715,800	1.00%	$7,562	$-
26	8/15/2017	$3,715,800	1.00%	$4,553	$-
27	9/15/2017	$3,715,800	1.00%	$5,586	$-
28	10/15/2017	$3,715,800	1.00%	$4,376	$-
29	11/15/2017	$3,715,800	1.00%	$6,483	$-
30	12/15/2017	$3,715,800	1.00%	$8,529	$-
31	1/15/2018	$7,490,400	1.00%	$6,030	$-
32	2/15/2018	$7,490,400	1.00%	$4,805	$-
33	3/15/2018	$7,490,400	1.00%	$6,772	$-
34	4/15/2018	$7,490,400	1.00%	$7,690	$-
35	5/15/2018	$7,490,400	1.00%	$4,529	$-
36	6/15/2018	$7,490,400	1.00%	$3,083	$-
37	7/15/2018	$7,490,400	1.00%	$11,003	$-
38	8/15/2018	$7,490,400	1.00%	$4,643	$-
39	9/15/2018	$7,490,400	1.00%	$6,198	$-
40	10/15/2018	$7,490,400	1.00%	$9,896	$-
41	11/15/2018	$7,490,400	1.00%	$5,965	$-
42	12/15/2018	$7,490,400	1.00%	$9,516	$-
43	1/15/2019	$8,427,375	1.00%	$8,366	$-
44	2/15/2019	$8,427,375	1.00%	$6,544	$-
45	3/15/2019	$8,427,375	1.00%	$8,224	$-
46	4/15/2019	$8,427,375	1.00%	$15,032	$-
47	5/15/2019	$8,427,375	1.00%	$9,964	$-
48	6/15/2019	$8,427,375	1.00%	$6,726	$-
49	7/15/2019	$8,427,375	1.00%	$9,213	$-
50	8/15/2019	$8,427,375	1.00%	$6,400	$-

51	9/15/2019	$8,427,375	1.00%	$8,012	$-
52	10/15/2019	$8,427,375	1.00%	$13,533	$-
53	11/15/2019	$8,427,375	1.00%	$6,847	$-
54	12/15/2019	$8,427,375	1.00%	$7,183	$-
55	1/15/2020	$9,480,000	1.00%	$13,245	$-
56	2/15/2020	$9,480,000	1.00%	$10,850	$-
57	3/15/2020	$9,480,000	1.00%	$8,118	$-
58	4/15/2020	$9,480,000	1.00%	$8,496	$-
59	5/15/2020	$9,480,000	1.00%	$5,425	$-
60	6/15/2020	$850,000	1.00%	$3,858	$-
61	7/15/2020	$850,000	1.00%	$8,687	$-
62	8/15/2020	$850,000	1.00%	$5,788	$-
63	9/15/2020	$850,000	1.00%	$6,096	$-
64	10/15/2020	$850,000	1.00%	$5,656	$-
65	11/15/2020	$850,000	1.00%	$6,654	$-
66	12/15/2020	$850,000	1.00%	$6,998	$-
67	1/15/2021	$850,000	1.00%	$7,527	$-
68	2/15/2021	$850,000	1.00%	$6,105	$-
69	3/15/2021	$850,000	1.00%	$6,579	$-
70	4/15/2021	$850,000	1.00%	$6,639	$-
71	5/15/2021	$850,000	1.00%	$6,634	$-
72	6/15/2021	$850,000	1.00%	$46,480	$-
73	7/15/2021	$850,000	1.00%	$48,646	$-
74	8/15/2021	$850,000	1.00%	$46,591	$-
75	9/15/2021	$850,000	1.00%	$48,749	$-
76	10/15/2021	$850,000	1.00%	$46,528	$-
77	11/15/2021	$850,000	1.00%	$46,919	$-
78	12/15/2021	$850,000	1.00%	$547,298	$-
79	1/15/2022	$879,300	1.00%	$515,000	$-
80	2/15/2022	$1,080,552	1.00%	$15,000	$-
81	3/15/2022	$1,205,860	1.00%	$15,000	$-
82	4/15/2022	$1,144,236		$15,000	$-
83	5/15/2022	$1,135,371		$15,000	$-
84	6/15/2022	$1,555,864		$15,000	$-
85	7/15/2022	$1,375,999		$15,000	$-
86	8/15/2022	$1,353,832	3.00%	$41,280	$-
87	9/15/2022	$1,548,822	3.00%	$40,615	$-
88	10/15/2022	$1,339,767	3.00%	$46,465	$-
89	11/15/2022	$1,392,056	3.00%	$40,193	$-
90	12/15/2022	$1,745,642	3.00%	$41,762	$-
91	1/15/2023	$1,315,445	3.00%	$52,369	$-
92	2/15/2023	$1,436,196	3.00%	$39,463	$-
93	3/15/2023	$1,511,381	3.00%	$43,086	$-
94	4/15/2023	$1,474,407	3.00%	$45,341	$-
95	5/15/2023	$1,469,088	3.00%	$44,232	$-
96	6/15/2023	$1,721,383	3.00%	$44,073	$-
97	6/30/2023	$-		$2,834,027	$-

SCHEDULE 6.2

CONVERTIBLE NOTES AND SHAREHOLDER LOANS

1.	$12,937.50 Convertible Promissory Note, dated September 27, 2013, in favor of David V. Gilroy

2.	$17,502.30 Convertible Promissory Note, dated March 10, 2014, in favor of David V. Gilroy

3.	$7,425.00 Convertible Promissory Note, dated March 31, 2015, in favor of David V. Gilroy

4.	$275,000.00 Convertible Promissory Note, dated September 27, 2013, in favor of WH&W Private Market Investment Fund I, LLC

5.	$325,000.00 Convertible Promissory Note, dated March 10, 2014, in favor of WH&W Private Market Investment Fund I, LLC

6.	$200,000.00 Convertible Promissory Note, dated March 2, 2015, in favor of WH&W Private Market Investment Fund I, LLC

7.	$50,000.00 Convertible Promissory Note, dated May 1, 2015, in favor of James Morris

8.	$300,000.00 Convertible Promissory Note, dated September 27, 2013, in favor of T1 Investment LLC

9.	$300,000.00 Convertible Promissory Note, dated March 10, 2014, in favor of T1 Investment LLC

10.	$75,000 Convertible Promissory Note, dated April 2, 2014, in favor of IMAF Charlotte

11.	$20,000 Convertible Promissory Note, dated January 6, 2014, in favor of Lee & Morse

12.	$5,578 Convertible Promissory Note, dated March 31, 2015, in favor of Kisoon Park

13.	$7,177 Convertible Promissory Note, dated January 21, 2014, in favor of Elizabeth Goode

14.	$6,869 Convertible Promissory Note, dated March 31, 2015, in favor of Elizabeth Goode

15.	$2,493 Convertible Promissory Note, dated January 16, 2014, in favor of Suzanne Dane

16.	$2,052 Convertible Promissory Note, dated March 31, 2015, in favor of Suzanne Dane

17.	$27,017.84 Bridge Loan, as of May 31, 2015, in favor of James Morris

18.	$507,787.03 Note Payable, as of May 31, 2015, in favor of Mike Feldman

19.	$100,000 Convertible Promissory Note, dated February 5, 2020, in favor of Ross Annable

20.	$159,309.59 Convertible Promissory Note, dated February 5, 2020, in favor of Ross Annable

21.	$2,000 Convertible Promissory Note, dated February 28, 2020, in favor of Grant Bailey

22.	$6,000 Convertible Promissory Note, dated May 4, 2020, in favor of Grant Bailey

23.	$20,000 Convertible Promissory Note, dated February 28, 2020, in favor of Chattooga Limited Partnership

24.	$18,392 Convertible Promissory Note, dated February 28, 2020, in favor of Chattooga Limited Partnership

25.	$100,000 Convertible Promissory Note, dated February 5, 2020, in favor of Edith Feldman

26.	$86,805.48 Convertible Promissory Note, dated February 28, 2020, in favor of Edith Feldman

27.	$32,000 Convertible Promissory Note, dated February 28, 2020, in favor of Ellen Feldman and Ron Brockman

28.	$32,000 Convertible Promissory Note, dated February 28, 2020, in favor of Ellen Feldman and Ron Brockman

29.	$78,964.38 Convertible Promissory Note, dated February 5, 2020, in favor of Michael Feldman

30.	$7,432.50 Convertible Promissory Note, dated May 4, 2020, in favor of Homesley & Wingo

31.	$50,000 Convertible Promissory Note, dated February 5, 2020, in favor of Susan Morse

32.	$50,000 Convertible Promissory Note, dated February 5, 2020, in favor of Stuart Ross

33.	$150,000 Convertible Promissory Note, dated February 5, 2020, in favor of Taximus AG

34.	$25,000 Convertible Promissory Note, dated February 5, 2020, in favor of Bobby Wooten

35.	$11,827.86 Convertible Promissory Note, dated February 5, 2020, in favor of Bobby Wooten

36.	$5,000 Convertible Promissory Note, dated February 28, 2020, in favor of Jennifer Wooten

37.	$25,000 Convertible Promissory Note, dated February 5, 2020, in favor of Juanna Wooten

38.	$11,827.86 Convertible Promissory Note, dated February 5, 2020, in favor of Juanna Wooten

39.	$50,000 Convertible Promissory Note, dated February 5, 2020, in favor of Robert Wooten

40.	$41,921.04 Convertible Promissory Note, dated February 5, 2020, in favor of Robert Wooten

41.	$2,300 Promissory Note, dated November 5, 2021, in favor of Grant Bailey

42.	$153,333 Promissory Note, dated November 5, 2021, in favor of Andrea Feldman

43.	$268,333 Promissory Note, dated November 5, 2021, in favor of Ellen Feldman and Ron Brockman

44.	$153,333 Promissory Note, dated November 5, 2021, in favor of Michael Feldman

45.	$11,500 Promissory Note, dated November 5, 2021, in favor of Elizabeth Goode

46.	$402,500 Promissory Note, dated November 5, 2021, in favor of Taximus AG

47.	$28,750 Promissory Note, dated November 5, 2021, in favor of Diane Thompson

48.	$100,625 Promissory Note, dated November 5, 2021, in favor of Bobby Wooten

49.	$115,000 Promissory Note, dated November 5, 2021, in favor of Jennifer Wooten

50.	$100,625 Promissory Note, dated November 5, 2021, in favor of Juanna Wooten

51.	$158,125 Promissory Note, dated November 5, 2021, in favor of Kristen Wooten

52.	$158,125 Promissory Note, dated November 5, 2021, in favor of Robert Wooten

53.	$57,500 Promissory Note, dated January 1, 2022, in favor of Xsensus, LLP

54.	$200,000 Promissory Note, dated November 12, 2021, in favor of Ross Annable

EXHIBIT A

FORM OF GROSS PROCEEDS WARRANT

EXHIBIT A

FORM OF WARRANT

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

WARRANT TO PURCHASE SHARES OF STOCK

Effective Date:	_______________________________________________________________

Company:	T1V, Inc., a Delaware corporation

Holder:	[Decathlon Alpha II, L.P. / Decathlon Alpha III, L.P.], a Delaware limited partnership

Exercise Period:	Commencing on the Effective Date and ending on the tenth anniversary thereof.

This certifies that, for value received, Holder, or its registered assigns, is entitled, subject to the provisions and upon the terms and conditions set forth herein, to purchase from the Company, Shares (as defined below), in the amounts, at such times and at the price per share set forth in this Warrant. This Warrant is issued in connection with the transactions described in the Seventh Amendment dated April , 2022 to the Revenue Loan and Security Agreement dated July 1, 2015 by and among the Company and Holder (as amended, the “Loan Agreement”). Capitalized words and phrases used but not defined in this Warrant have the meanings given in the Loan Agreement.

The following is a statement of the rights of the Holder and the conditions to which this Warrant is subject, and to which Holder, by acceptance of this Warrant, agrees:

1. Definitions.

“Applicable Jurisdiction” means Delaware.

“Buyout Percentage” means [ ]%, subject to any adjustments as set forth in Section 2.

“Change of Control” means either (a) a merger or consolidation of Company with or into another entity, or other transaction, following which the stockholders of Company immediately prior to such transaction hold securities representing less than a majority of the voting power of the surviving entity or parent of the surviving entity immediately following such transaction, or (b) the sale, lease, license or other disposition of all or substantially all of Company’s assets.

“Common Stock Equivalents” means shares of the Company’s common stock, securities convertible or exercisable into common stock, or options or rights to purchase common stock or securities convertible or exercisable into common stock.

“Exercise Price” means $0.10 per Share, subject to adjustment pursuant this Warrant.

“Gross Proceeds” means the aggregate consideration directly or indirectly paid or payable to the Company and all shareholders, as well as holders of options, warrants, convertible securities, phantom equity and similar rights (collectively, “Equity Owners”) in connection with or as a result of the Change of Control determined as follows:

(i) In the case of a Change of Control involving the acquisition of equity securities, the Gross Proceeds shall include the total consideration paid or payable to Equity Owners (or the Company in the case of a new issuance), plus the total amount of consideration paid or payable on any outstanding indebtedness for borrowed money (including capitalized leases) of the Company in connection with the Change of Control (without duplication).

(ii) In the case of a Change of Control involving the acquisition of assets, the Gross Proceeds shall include the total consideration paid or payable for the assets acquired plus the amount of all assumed indebtedness for borrowed money (including capitalized leases) in connection with the Change of Control (without duplication).

(iii) In any Change of Control, the Gross Proceeds will include consideration paid or payable to the Company and its Equity Owners under covenants not to compete excluding reasonable amounts payable to employees pursuant to employment agreements and similar agreements; provided, however, that (i) such consideration is paid or payable directly to the Company or among all Equity Owners on a pro-rata basis and (ii) the Holder becomes a party to any agreement containing such covenants to the same extent as the Equity Owners.

(iv) In any Change of Control, the Gross Proceeds will include the aggregate amount of (i) any dividends or distributions declared within 360 days of or in connection with the Change of Control (other than normal recurring cash dividends in amounts or for purposes consistent with past practice), and (ii) payments by the Company to repurchase any outstanding equity securities in connection with the Change of Control.

(v) In any Change of Control, the Gross Proceeds will include amounts payable pursuant to any earnout, royalty or similar arrangement. To the extent payment of any consideration is contingent, the fair market value of the contingent portion of the consideration shall be determined in good faith by Holder and the Company, taking into account the likelihood of payment, and include it in the Gross Proceeds.

(vi) The Gross Proceeds will be deemed to include all forms of consideration, including without limitation, cash and cash equivalents, promissory notes and other evidence of indebtedness, securities and other property. Consideration other than cash and cash equivalents will be valued as follows: (A) promissory notes and other evidence of indebtedness will be valued at face value; (B) common stock and securities convertible into common stock will be valued at fair market value (as determined in good faith by agreement of the Company and Holder); (C) preferred stock will be valued at fair market value (as determined in good faith by agreement of the Company and Holder); and (D) securities and property not referenced above will be valued at fair market value (as determined in good faith by agreement of the Company and Holder).

(vii) If within 360 days of a Change of Control that does not result in the sale of all of the Company’s assets or acquisition by one or more third parties of all of the Company’s equity securities, the Company or its Equity Owners receive additional proceeds in connection with either (A) the sale of a substantial portion of the Company’s assets as of the date the Change of Control occurred or (B) a third party’s acquisition of all of the Company’s equity securities, then such proceeds will be considered Gross Proceeds.

(viii) The Gross Proceeds will exclude costs or expenses paid to third-party advisors in connection with a Change of Control in an amount not exceed five percent (5%) of the aggregate consideration paid or payable to the Company and Equity Owners.

“Shares” means shares of the Company’s common stock; provided, however, if in the event of a Change of Control, the Holder as a holder of the Company’s common stock will not receive an amount equal to the sum of (x) the Buyout Percentage of the Gross Proceeds from a Change of Control plus (y) the Exercise Price, “Shares” shall mean shares of the series of the Company’s preferred stock with the most senior liquidation preference which will result in the Holder after exercise of this Warrant receiving the sum of (x) the Buyout Percentage of the Gross Proceeds from a Change of Control, plus (y) the Exercise Price.

“Warrant” means this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

2. Number of Shares. Subject to any previous exercise of this Warrant, the Holder shall, upon exercise of this Warrant, have the right to receive a number of Shares that will result in the Holder receiving an amount equal to the Buyout Percentage of the Gross Proceeds from a Change of Control plus the Exercise Price. If the number of Common Stock Equivalents outstanding on the date of the exercise of this Warrant exceeds the number of Common Stock Equivalents outstanding on the Effective Date (subject to stock splits, reclassifications, reorganizations, or otherwise), the Buyout Percentage shall be reduced in accordance with the following formula:

BPA=BPB x [CEB/CEA]

Where:

BPA = Buyout Percentage after adjustment under this Section 2.
BPB = Initial Buyout Percentage set forth in Section 1.
CEA = Common Stock Equivalents outstanding immediately prior to the Change of Control.
CEB = Common Stock Equivalents outstanding as of the date hereof.

The following Common Stock Equivalents shall not be considered for the purpose calculating the CEA: (i) Common Stock Equivalents issued, directly or indirectly, for the purpose of diluting the Buyout Percentage; and (ii) exercisable securities of which the exercise price per share exceeds the per share consideration to be received if such securities were exercised immediately prior to the Change of Control.

3. Exercise of the Warrant.

3.1 Exercise. The purchase rights represented by this Warrant may be exercised at the election of the Holder in whole or in part by:

(i) the tender to the Company at its principal office (or such other office or agency as the Company may designate) of a notice of exercise in the form of Exhibit A (the “Notice of Exercise”), duly completed and executed by or on behalf of the Holder, together with the surrender of this Warrant; and

(ii) the payment to the Company of an amount equal to (x) the Exercise Price multiplied by (y) the number of Shares being purchased, by wire transfer or certified, cashier’s or other check acceptable to the Company and payable to the order of the Company, surrender and cancellation of promissory notes or other instruments representing indebtedness of the Company to the Holder, or a combination thereof.

3.2 Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 3.1, if the aggregate amount that the Shares of Holder will receive from the Gross Proceeds is greater than the aggregate Exercise Price (at the date of calculation as set forth below) the Holder may elect to receive a number of Shares equal to the value of this Warrant (or of any portion of this Warrant being canceled) by surrender of this Warrant at the principal office of the Company (or such other office or agency as the Company may designate) together with a properly completed and executed Notice of Exercise reflecting such election, in which event the Company shall issue to the Holder that number of Shares computed using the following formula:

X	=	Y (A – B)
A

Where:

	X	=	The number of Shares to be issued to the Holder

	Y	=	The number of Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

	A	=	The amount of Gross Proceeds received by one Share (at the date of such calculation)

	B	=	The Exercise Price (as adjusted to the date of such calculation)

3.3 Stock Certificates. The rights under this Warrant shall be deemed to have been exercised and the Shares issuable upon such exercise shall be deemed to have been issued immediately prior to the close of business on the date this Warrant is exercised in accordance with its terms, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as reasonably practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for that number of shares issuable upon such exercise. In the event that the rights under this Warrant are exercised in part and have not expired, the Company shall execute and deliver a new Warrant reflecting the number of Shares that remain subject to this Warrant.

3.4 No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the rights under this Warrant. In lieu of such fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

3.5 Automatic Exercise or Purchase. If the Holder of this Warrant has not elected to exercise this Warrant prior to the expiration of this Warrant pursuant to Section 8(i), then the Company shall, immediately prior to the closing of the Change of Control, pay to the Holder (without any act on the part of the Holder) the amount of securities and/or property (including cash) which the Holder would have been entitled to receive pursuant to such Change of Control if this Warrant had been exercised immediately prior to the effective date of such Change of Control; upon Holder’s receipt of such payment this Warrant shall be automatically terminated in its entirety without any act on the part of the Holder, except to the extent that Holder may be entitled to additional payments pursuant to subpart (vii) of the definition of Gross Proceeds. If the Holder of this Warrant has not elected to exercise this Warrant prior to expiration of this Warrant pursuant to Section 8(ii), 8(iii) or 8(iv), then this Warrant shall automatically (without any act on the part of the Holder) be exercised pursuant to Section 3.2 effective immediately prior to the expiration of the Warrant to the extent such net issue exercise would result in the issuance of Shares, unless Holder earlier provides written notice to the Company that the Holder desires that this Warrant expire unexercised. If this Warrant is automatically exercised, the Company shall notify the Holder of the automatic exercise as soon as reasonably practicable, and the Holder shall surrender the Warrant to the Company in accordance with the terms hereof.

3.6 Reservation of Stock. During the Exercise Period, the Company shall take all reasonable action to reserve and keep available from its authorized and unissued shares of common stock and preferred stock, if applicable, for the purpose of effecting the exercise of this Warrant such number of shares (and shares of common stock for issuance on conversion of such shares) as shall from time to time be sufficient to effect the exercise of the rights under this Warrant; and if at any time the number of authorized but unissued shares of common stock and preferred stock, if applicable, shall not be sufficient for purposes of the exercise of this Warrant in accordance with its terms and the conversion of the Shares, without limitation of such other remedies as may be available to the Holder, the Company will use all reasonable efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized and unissued shares of its common stock and preferred stock, if applicable, (and shares of common stock for issuance on conversion of such shares) to a number of shares as shall be sufficient for such purposes.

3.7 Replacement of the Warrant. Subject to the receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

4. Transfer of the Warrant.

4.1 Warrant Register. The Company shall maintain a register (the “Warrant Register”) containing the name and address of the Holder or Holders. Until this Warrant is transferred on the Warrant Register in accordance herewith, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. Any Holder of this Warrant (or of any portion of this Warrant) may change its address as shown on the Warrant Register by written notice to the Company requesting a change.

4.2 Warrant Agent. The Company may appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 4.1, issuing the Shares or other securities then issuable upon the exercise of the rights under this Warrant, exchanging this Warrant, replacing this Warrant or conducting related activities.

4.3 Transferability of the Warrant. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Securities Act”) and limitations on assignments and transfers, including without limitation compliance with the restrictions on transfer set forth in Section 5, title to this Warrant may be transferred by endorsement (by the transferor and the transferee executing the assignment form attached as Exhibit B (the “Assignment Form”)) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery. Notwithstanding anything herein to the contrary, in no event shall any Holder transfer this Warrant to any person which the Company’s board of directors reasonably determines in good faith to be a competitor of the Company.

4.4 Exchange of the Warrant upon a Transfer. On surrender of this Warrant (and a properly endorsed Assignment Form) for exchange, subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof, and the Company shall register any such transfer upon the Warrant Register. This Warrant (and the securities issuable upon exercise of the rights under this Warrant) must be surrendered to the Company or its warrant or transfer agent, as applicable, as a condition precedent to the sale, pledge, hypothecation or other transfer of any interest in any of the securities represented hereby.

4.5 Minimum Transfer. This Warrant may not be transferred in whole or part unless such transfer is to a transferee who, pursuant to such transfer, receives the right to purchase all of the Shares purchasable pursuant to this Warrant.

4.6 Taxes. In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not payable.

5. Restrictions on Transfer of the Warrant and Shares; Compliance with Securities Laws. By acceptance of this Warrant, the Holder agrees to comply with the following:

5.1 Restrictions on Transfers. The Holder may not transfer or assign this Warrant in whole or in part without providing the Company with 10 days prior written notice, and any attempt by Holder to transfer or assign any rights, duties or obligations that arise under this Warrant without such notice shall be void. Any transfer of this Warrant or the Shares or the shares of common stock issuable upon conversion of the Shares (the “Securities”) must be in compliance with all applicable federal and state securities laws. The Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Securities, or any beneficial interest therein, unless and until (a) the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Securities subject to, and to be bound by, the terms and conditions set forth in this Warrant to the same extent as if the transferee were the original Holder hereunder, and (b) (1) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or (2) (A) such Holder shall have given prior written notice to the Company of such Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, (B) the transferee shall have confirmed to the satisfaction of the Company in writing that the Securities are being acquired (i) solely for the transferee’s own account and not as a nominee for any other party, (ii) for investment and (iii) not with a view toward distribution or resale, and shall have confirmed such other matters related thereto as may be reasonably requested by the Company, and (C) if requested by the Company, such Holder shall have furnished the Company, at the Holder’s expense, with an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Securities under the Securities Act whereupon such Holder shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by the Holder to the Company.

5.2 Investment Representation Statement. Unless the rights under this Warrant are exercised pursuant to an effective registration statement under the Securities Act that includes the Shares with respect to which the Warrant was exercised, it shall be a condition to any exercise of the rights under this Warrant that the Holder shall have confirmed to the satisfaction of the Company in writing that the Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale and that the Holder shall have confirmed such other matters related thereto as may be reasonably requested by the Company.

5.3 Securities Law Legend. The Securities shall (unless otherwise permitted by the provisions of this Warrant) be stamped or imprinted with a legend substantially similar to the following (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

5.4 Instructions Regarding Transfer Restrictions. The Holder consents to the Company making a notation on its records and giving instructions to any transfer agent in order to implement the restrictions on transfer established in this Section 5.

5.5 Removal of Legend. The legend referring to federal and state securities laws identified in Section 5.3 stamped on a certificate evidencing the Shares (and the common stock issuable upon conversion thereof) and the stock transfer instructions and record notations with respect to such securities shall be removed and the Company shall issue a certificate without such legend to the holder of such securities if (i) such securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of such securities may be made without registration or qualification.

6. Adjustments. Subject to the expiration of this Warrant pursuant to Section 8, the number and kind of shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

6.1 Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (a “Reorganization”) involving the Company (other than as otherwise provided for herein or as would cause the expiration of this Warrant under Section 8) in which shares of the Company’s stock are converted into or exchanged for securities, cash or other property, then, as a part of such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the kind and amount of securities, cash or other property of the successor corporation resulting from such Reorganization, equivalent in value to that which a holder of the Shares deliverable upon exercise of this Warrant would have been entitled in such Reorganization if the right to purchase the Shares hereunder had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the board of directors of the successor corporation) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of this Warrant.

6.2 Notice of Adjustments. Upon any adjustment in accordance with this Section 6, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

7. Notification of Certain Events. Prior to the expiration of this Warrant pursuant to Section 8, in the event that the Company shall authorize any transaction resulting in the expiration of this Warrant pursuant to Section 8, the Company shall send to the Holder of this Warrant at least ten (10) days prior written notice of the expected effective date of any such event. The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the consent of the Holder of this Warrant.

8. Expiration of the Warrant. This Warrant shall expire and shall no longer be exercisable as of the earlier of:

(i)	The Closing of a Change of Control of the Company;

(ii)	The voluntary liquidation, dissolution or winding up of the Company;

(iii)	Immediately prior to the closing of a firm commitment underwritten initial public offering pursuant to an effective registration statement filed under the Securities Act covering the offering and sale of the Company’s common stock; or

(iv)	Expiration of the Exercise Period.

9. No Rights as a Stockholder. Nothing contained herein shall entitle the Holder to any rights as a stockholder of the Company or to be deemed the holder of any securities that may at any time be issuable on the exercise of the rights hereunder for any purpose nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or any other rights of a stockholder of the Company until the rights under the Warrant shall have been exercised and the Shares purchasable upon exercise of the rights hereunder shall have become deliverable as provided herein.

10. Representations and Warranties of the Holder. By acceptance of this Warrant, the Holder represents and warrants to the Company as follows:

10.1 No Registration. The Holder understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed herein or otherwise made pursuant hereto.

10.2 Investment Intent. The Holder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Holder has no present intention of selling, granting any participation in, or otherwise distributing the Securities, nor does it have any contract, undertaking, agreement or arrangement for the same.

10.3 Investment Experience. The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.

10.4 Speculative Nature of Investment. The Holder understands and acknowledges that the Company has a limited financial and operating history and that its purchase of this Warrant is highly speculative and involves substantial risks. The Holder can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

10.5 Access to Data. The Holder has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Holder believes that it has received all the information that it considers necessary or appropriate for deciding whether to acquire the Securities. The Holder understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. The Holder acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

10.6 Accredited Investor. The Holder is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company.

10.7 Residency. The residency of the Holder (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the signature page hereto.

10.8 Restrictions on Resales. The Holder acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of shares being sold during any three-month period not exceeding specified limitations; the sale being effected through a “broker’s transaction,” a transaction directly with a “market maker” or a “riskless principal transaction” (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. The Holder acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Holder wishes to sell the Securities and that, in such event, the Holder may be precluded from selling the Securities under Rule 144 even if the other applicable requirements of Rule 144 have been satisfied. The Holder acknowledges that, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities. The Holder understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

10.9 No Public Market. The Holder understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

10.10 Brokers and Finders. The Holder has not engaged any brokers, finders or agents in connection with the Securities, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by the Holder, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Securities.

10.11 Legal Counsel. The Holder and the Company have both had the opportunity to review this Warrant, the exhibits and schedules attached hereto and the transactions contemplated by this Warrant with their respective legal counsel.

10.12 Tax Advisors. The Holder and the Company have both independently reviewed with their respective tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Warrant. With respect to such matters, each relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral.

11. Miscellaneous.

11.1 Amendments. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Warrant and signed by the Company and the Holder.

11.2 Waivers. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.

11.3 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail (if to the Holder) or otherwise delivered by hand, messenger or courier service addressed:

(i) if to the Holder, to the Holder at the Holder’s address or facsimile number as shown in the Company’s records, as may be updated in accordance with the provisions hereof, or until any such Holder so furnishes an address, facsimile number, then to and at the address, facsimile number of the last holder of this Warrant for which the Company has contact information in its records; with a copy to Kevin Spreng, Fredrikson & Byron, P.A. 200 South Sixth Street, Minneapolis, MN 55402; or

(ii) if to the Company, to the attention of the Chief Executive Officer of the Company at the Company’s address as shown on the signature page hereto, or at such other address as the Company shall have furnished to the Holder.

All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. In the event of any conflict between the Company’s books and records and this Warrant or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

11.4 Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the Applicable Jurisdiction, without regard to the conflicts of law provisions.

11.5 Jurisdiction and Venue. If Holder initiates a claim in connection with any matter based upon or arising out of this Warrant or the matters contemplated herein, each of Holder and Company irrevocably consents to the exclusive jurisdiction and venue of any federal court within Charlotte, North Carolina, and agrees that process may be served upon them in any manner authorized by the laws of North Carolina for such persons. If the Company initiates a claim in connection with any matter based upon or arising out of this Warrant or the matters contemplated herein or therein, each of Holder and Company irrevocably consents to the exclusive jurisdiction and venue of any federal court within Palo Alto, California, and agrees that process may be served upon them in any manner authorized by the laws of California for such persons.

11.6 Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

11.7 Severability. If any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Warrant, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision. The balance of this Warrant shall be enforceable in accordance with its terms.

11.8 Waiver of Jury Trial. EACH OF THE HOLDER AND THE COMPANY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS WARRANT.

11.9 Rights and Obligations Survive Exercise of the Warrant. Except as otherwise provided herein, the rights and obligations of the Company and the Holder under this Warrant shall survive exercise of this Warrant.

11.10 Entire Agreement. Except as expressly set forth herein, this Warrant (including the exhibits attached hereto) constitutes the entire agreement and understanding of the Company and the Holder with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

The signature page follows.

The Company and the Holder sign this Warrant as of the Effective Date.

T1VISIONS, INC.

By:
Name:
Title:

Address:
10430 Harris Oaks Boulevard, Suite F Charlotte, North Carolina 28269

Email address:

AGREED AND ACKNOWLEDGED,

[DECATHLON ALPHA II, L.P. / DECATHLON ALPHA III, L.P.]

By:	[Decathlon Alpha GP II, LLC / Decathlon Alpha GP II, LLC]
Its:	General Partner

By:
Name:
Title:

Address:
1441 West Ute Boulevard, Suite 240 Park City, Utah 84098

Email address:

EXHIBIT A

NOTICE OF EXERCISE

TO:	T1VISIONS, INC. (the “Company”)
Attention:	Chief Executive Officer

1. Exercise. The undersigned elects to purchase the following pursuant to the terms of the attached warrant:

Number of shares:
Type of security:

2. Method of Exercise. The undersigned elects to exercise the attached warrant pursuant to:

☐	A cash payment or cancellation of indebtedness, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

☐	The net issue exercise provisions of Section 3.2 of the attached warrant.

3. Stock Certificate. Please issue a certificate or certificates representing the shares in the name of:

☐	The undersigned

☐	Other—Name:
Address:

4. Unexercised Portion of the Warrant. Please issue a new warrant for the unexercised portion of the attached warrant in the name of:

☐	The undersigned

☐	Other—Name:
Address:

☐	Not applicable

5. Investment Intent. The undersigned represents and warrants that the aforesaid shares are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties of the undersigned set forth in Section 11 of the attached warrant are true and correct as of the date hereof.

(Print name of the warrant holder)

(Signature)

(Name and title of signatory, if applicable)

(Date)

(Email address)

EXHIBIT B

ASSIGNMENT FORM

ASSIGNOR:
COMPANY:	T1VISIONS, INC. (THE “COMPANY”)
WARRANT:	THE WARRANT TO PURCHASE SHARES OF STOCK HELD BY ASSIGNOR (THE “WARRANT”)

DATE:

1. Assignment. The undersigned registered holder of the Warrant (“Assignor”) assigns and transfers to the assignee named below (“Assignee”) all of the rights of Assignor under the Warrant:

Name of Assignee:
Address of Assignee:

and does irrevocably constitute and appoint                             as attorney to make such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.

2. Obligations of Assignee. Assignee agrees to take and hold the Warrant and any shares of stock to be issued upon exercise of the rights thereunder (and any shares issuable upon conversion thereof) (the “Securities”) subject to, and to be bound by, the terms and conditions set forth in the Warrant to the same extent as if Assignee were the original holder thereof.

3. Investment Intent. Assignee represents and warrants that the Securities are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that Assignee has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties set forth in Section 11 of the Warrant are true and correct as to Assignee as of the date hereof.

Assignor and Assignee are signing this Assignment Form on the date first set forth above.

ASSIGNOR	ASSIGNEE

(Print name of Assignor)	(Print name of Assignee)

(Signature of Assignor)	(Signature of Assignee)

(Print name of signatory, if applicable)	(Print name of signatory, if applicable)

(Print title of signatory, if applicable)	(Print title of signatory, if applicable)

(Address)	(Address)

Execution Copy

EIGHTH AMENDMENT TO REVENUE LOAN AND SECURITY AGREEMENT

This eighth amendment (this “Amendment”) to that certain Revenue Loan and Security Agreement dated July 1, 2015, as amended by First Amendment dated November 10, 2015, Second Amendment dated March 10, 2016, Third Amendment dated September 12, 2017, Fourth Amendment dated September 16, 2020, Fifth Amendment dated April 26, 2021, Sixth Amendment dated November 30, 2021, and Seventh Amendment dated April 27, 2022 (collectively, the “Agreement”), by and between T1V, Inc., a Delaware corporation (the “Company”), Decathlon Alpha II, L.P., a Delaware limited partnership (“Decathlon II”), and Decathlon Alpha III, L.P., a Delaware limited partnership (“Decathlon III,” and together with Decathlon, “Lender”) is effective October 24, 2022 (the “Eighth Amendment Date”). Unless otherwise defined herein, all capitalized terms have the meanings given to them in the Agreement.

The Company and Lender desire to amend certain terms of the Agreement as set forth below and add certain possible deferment fees as described below. The Company and Lender hereby agree as follows:

1.	Reduced Payments. The Company and Lender previously agreed that the monthly payments between August 15, 2022 and October 15, 2022, as required by Section 2.3.2(b) of the Agreement, would be reduced to $15,000 per month (the “Payment Reduction”), but this Payment Reduction was not formally documented. Effective as of August 15, 2022, the Lender hereby agrees that for each of August 15, 2022, September 15, 2022 and October 15, 2022, the monthly payments required by Section 2.3.2(b) of the Agreement were reduced to $15,000 per month.

2.	Waiver. The Lender hereby waives any Events of Default that may have occurred as a result of the failure to formally document the Payment Reduction.

3.	Monthly Payment Option; Deferral Fee. For each of November 15, 2022, December 15, 2022 and January 15, 2023 (each a “Deferral Month”), respectively, the Company may choose to pay either a fixed payment of $15,000 (a “Fixed Payment”) or the payment amount set forth on Schedule 2.3.2(b) for such Deferral Month. For each Deferral Month that the Company makes a Fixed Payment, the Company shall incur a $10,000 deferral fee (the “Deferral Fee”). For example, if the Company made a Fixed Payment in each of October, November, and December, a $30,000 Deferral Fee would be added to the Obligations. The Deferral Fee, if any, shall be due and payable on the Maturity Date.

4.	Transaction Costs. Pursuant to Section 12.7(ii) of the Agreement, the Company shall promptly reimburse Lender an amount equal to $1,000 for all fees and expenses relating to this Amendment.

5.	No Other Changes. In all other respects, the Agreement shall remain in full force and effect.

[Signatures on following page]

Execution Copy

The parties have executed this Amendment as of the Eighth Amendment Date.

COMPANY:

T1V, INC.

By:	/s/ Mike Feldman
Mike Feldman, Chief Executive Officer

LENDER:

DECATHLON ALPHA II, L.P.

By:	Decathlon Alpha GP, LLC
Its:	General Partner

By:	/s/ John Borchers
John Borchers, Managing Director

DECATHLON ALPHA III, L.P.

By:	Decathlon Alpha GP III, LLC
Its:	General Partner

By:	/s/ John Borchers
John Borchers, Managing Director